                                                                 EXHIBIT 10.25.1


PHYSICIANS HEALTHCARE PLANS, INC.                          MEDICAID HMO CONTRACT
OCTOBER 2002                                                    CONTRACT # FA309


                                 AMENDMENT # 001

     THIS AMENDMENT, entered into between the State of Florida, Agency for Health Care Administration, hereinafter referred to as the "Agency" and Physicians Healthcare Plans, Inc., hereinafter referred to as the "provider," amends contract # FA309.

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

TABLE 1                     PROJECTED ENROLLMENT

COUNTY                               INITIAL AUTHORIZED ENROLLMENT LEVEL          MAXIMUM ENROLLMENT LEVEL
BROWARD                                             10,429                                     10,438
[ILLEGIBLE]                                         17,138                                     21,685
[ILLEGIBLE]                                         28,089                                     31,423
[ILLEGIBLE]                                         10,889                                     12,672
[ILLEGIBLE]                                         20,975                                     21,000
[ILLEGIBLE]                                          4,126                                      4,551
[ILLEGIBLE]                                          6,785                                      6,829
PASCO                                                6,313                                      7,196
PINELLAS                                            14,376                                     15,677
POLK                                                11,157                                     19,000
SARASOTA                                             4,186                                      4,310
SEMINOLE                                             4,025                                      4,577

2.   Attachment I, Section 90.0,2nd paragraph is amended to read:

     Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $376,898,400.00 expressed on page three of this contract.

3.   Section II.A. of the Standard Contract is amended to read:

     A. CONTRACT AMOUNT

     To pay for contract services according to the conditions of Attachment I in an amount not to exceed $376,898,400.00, subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

4. This amendment shall become effective November 1,2002, or the date on which the amendment has been signed by both parties, whichever is later.

     All provisions in the contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

     All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the contract.

     This amendment and all its attachments are hereby made a part of the contract.

                                      1


PHYSICIANS HEALTHCARE PLANS, INC.                          MEDICAID HMO CONTRACT
OCTOBER 2002                                                     AMENDMENT # 001

     IN WITNESS WHEREOF, the parties hereto have caused this -2- page amendment to be executed by their officials thereunto duly authorized.

                                                 STATE OF FLORIDA
                                                 AGENCY FOR HEALTH CARE
PROVIDER: Physicians Healthcare Plans, Inc.      ADMINISTRATION

SIGNED                                           SIGNED
BY: /s/ Michael B. Fernandez                     BY: /s/ [ILLEGIBLE]
    ---------------------------                      ---------------------------

NAME: Michael B. Fernandez                       NAME:  Dr. Rhonda Medows, M.D.
                                                        FAAFP

TITLE: CEO and Chairman                          TITLE: Secretary

DATE: 11-26-02                                   DATE: 11/27/02

FEDERAL ID NUMBER:
  650318864
                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Form 2100-0002 APR96

PHYSICIANS HEALTHCARE PLANS, INC.                          MEDICAID HMO CONTRACT
OCTOBER 2002                                                               FA309

                                 AMENDMENT # 002

         THIS AMENDMENT, entered into between the State of Florida, Agency for Health Care Administration, hereinafter referred to as the "Agency" and Physicians Healthcare Plans, Inc., hereinafter referred to as the "provider, amends contract # FA309.

     Section III.C.1., Standard Contract, is amended to read

C. NOTICE AND CONTACT

   1. The name, address and telephone number of the contract manager for the agency for this contract is:
      CHRISTINA LOPEZ, AHC ADMINISTRATOR
      DIVISION OF MEDICAID
      2727 MAHAN DRIVE, MAIL STOP #8
      TALLAHASSEE, FLORIDA 32308
      (850)487-2355

2. This amendment shall become effective November 1, 2002, or the date on which the amendment has been signed by both parties, whichever is later.

   All provisions in the contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

   All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the contract.

   This amendment and all its attachments are hereby made a part of the contract.

         IN WITNESS WHEREOF, the parties hereto have caused this -1- page amendment to be executed by their officials thereunto duly authorized.

                                                 STATE OF FLORIDA
                                                 AGENCY FOR HEALTH CARE
PROVIDER: Physicians Healthcare Plans, Inc.      ADMINISTRATION


SIGNED                                           SIGNED
BY: /s/ Michael B. Fernandez                     BY: /s/ Dr. Rhonda Medows
    ---------------------------                      ---------------------

NAME: Michael B. Fernandez                       NAME:  Dr. Rhonda Medows, M.D.
                                                        FAAFP

TITLE: Chairman and CEO                          TITLE: Secretary

DATE: 12/5/02                                    DATE: 12/18/02

FEDERAL ID NUMBER:
650318864

AHCA Form 2100-0002 APR96

AMERIGROUP FLORIDA, INC.                                  MEDICAID HMO CONTRACT
FEBRUARY 2003

                             AHCA CONTRACT NO. FA309
                                AMENDMENT NO. 003

         THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and Physicians Healthcare Plans, INC., hereinafter referred to as the "Provider," is hereby amended as follows:

                  WHEREAS, as a result of a corporate merger and subsequent name change, effective January 1, 2003, the Provider is changing its name to AMERIGROUP Florida; Inc. and,

                  WHEREAS, the Provider remains intact as a legal entity under its new name and its current FEID number; and,

                  WHEREAS, the Contract needs to be revised to change the Provider's name.

                  NOW, THEREFORE, both parties hereby agree as follows:

1. The name of the Provider for AHCA Contract No. FA309 is hereby changed to AMERIGROUP Florida Inc. and AMERIGROUP Florida shall have all the rights, duties, liabilities and responsibilities, past, present and future, of Physicians Healthcare Plans, Inc. under the Contract.

2. The Standard Contract, Section I, Item N is hereby revised to change the Provider name to AMERIGROUP Florida, Inc.

3.       Section II.A. of the Standard Contract is amended to read:

         A. CONTRACT AMOUNT

         To pay for contract services according to the conditions of Attachment I in an amount not to exceed $383,927,000.00, subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

4. The Standard Contract, Section III, Item C, Paragraph 2 is hereby revised to now read:

         2. The name, address and telephone number of the representative of the Provider responsible for administration of the program under this contract is:

                  Brian Smith
                  AMERIGROUP Florida, Inc.
                  4200 West Cypress Street, Suite 900
                  Tampa, Florida 33607
                  (800) 830-6937 ext. 6902

5. The Standard Contract, Section III, Item E, Paragraphs 1 and 2 are hereby revised to now read:

         E.       Name, Mailing and Street Address of Payee

         1. The name (Provider name as shown on page 1 of this contract) and mailing address of the official payee to whom the payment shall be made:

                  AMERIGROUP Florida, Inc.
                  4200 West Cypress Street, Suite 900
                  Tampa, Florida 33607

         2. The name of the contact person and street address where financial and administrative records are maintained:

                  Scott Tabakin
                  AMERIGROUP Corporation
                  4425 Corporation Lane
                  Virginia Beach, Virginia 23462
                  (757) 490-6900

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 1 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

6. Attachment I, Section 10.8.1 f., Florida Statutory Reference is changed to: 409.912(26) F.S.

7. Attachment I, Section 10.8.4 f., Florida Statutory Reference is changed to: 409.912(33)(e) and (f) F.S.

8. Attachment I, Section 10.8.9 a., Florida Statutory Reference is changed to: 409.912(33) F.S.

9. Attachment I, Section 20.12.2 a., Florida Statutory Reference is changed to: 409.912(29)(e)F.S.

10. Attachment I, Section 30.2.1 a., Florida Statutory Reference is changed to: 409.912(19)(a) F.S.

11. Attachment I, Section 30.2.1 b., Florida Statutory Reference is changed to: 409.912(19)(b) F.S.

13. Attachment I, Section 30.2.1 d., Florida Statutory Reference is changed to: 409.912(19)(c) F.S.

12. Attachment I, Section 30.2.1 e., Florida Statutory Reference is changed to: 409.912(19)(d) F.S.

14. Attachment I, Section 30.2.1 h., Florida Statutory Reference is changed to: 409.912(19)(b)2. F.S.

15. Attachment I, Section 30.2.1 i., Florida Statutory Reference is changed to: 409.912(19)(b)(4) F.S.

16. Attachment I, Section 30.2.1 j., Florida Statutory Reference is changed to: 409.912(19)(b)2. F.S.

17. Attachment I, Section 30.2.1 k., Florida Statutory Reference is changed to: 409.912(19)(b)1. F.S.

18. Attachment I, Section 30.2.1 o., Florida Statutory Reference is changed to: 409.912(19)(e) F.S.

19. Attachment I, Section 30.5 first paragraph, Florida Statutory Reference is changed to: 409.912(27) F.S.

20. Attachment I, Section 30.5 second paragraph, Florida Statutory Reference is changed to: 409.912(27) F.S.

21. Attachment I, Section 30.7 a. 3., Florida Statutory Reference is changed to: 409.912(24) F.S.

22. Attachment I, Section 30.7.2, Florida Statutory Reference is changed to: 409.912(28) F.S.

23. Attachment I, Section 30.12.2 c., Florida Statutory Reference is changed to: 409.912(31) F.S.

24. Attachment I, Section 40.7 d., Florida Statutory Reference is changed to: 409.912(30) F.S.

25.      Attachment I, Section 50.1, Florida Statutory Reference is changed to:
         409.912(16)(a) F.S.

26.      Attachment I, Section 50.2, Florida Statutory Reference is changed to:
         409.912(16)(b) F.S.

27.      Attachment I, Section 50.4, Florida Statutory Reference is changed to:
         409.912(15) F.S.

28. Attachment I, Section 60.2.11, Table 13, Florida Statutory Reference is changed to: 409.912(26) F.S.

29. Attachment I, Section 70.3 a., Florida Statutory Reference is changed to: 409.912(18) F.S.

30. Attachment I, Section 70.17, first paragraph, Florida Statutory Reference is changed to: 409.912(20) F.S.

31. Attachment I, Section 70.17 d., Florida Statutory Reference is changed to: 409.912(20) F.S.

32. Attachment I, Section 70.17 f., Florida Statutory Reference is changed to: 409.912(26) F.S.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 2 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

33.      Attachment I, Section 10.3 b. is amended to read:

         b. Medicaid eligible recipients who are receiving services through a hospice program, the Medicaid AIDS waiver (Project AIDS Care) program, the assisted living waiver program, or a prescribed pediatric extended care center, or are enrolled in Children's Medical Services Network.

34.      Attachment I, Section 10.8.8.1 a. is amended to read:

         a. Medically necessary and appropriate transplants: bone marrow, all ages; cornea, all ages; and kidney, all ages. For other transplants not covered by Medicaid, the evaluations, pre-transplant care and post-transplant follow-up care are covered by Medicaid and, therefore, must be covered by the plan even though the transplant procedure is not covered. Transplant service components are also covered under outpatient services, physician services and prescribed drug services per the applicable Medicaid coverage and limitations handbooks.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow-up care when a member has been listed with UNOS as a status 1A, IB, or 2 as a candidate for an adult or pediatric heart transplant or pediatric heart/lung transplant. If at the end of the evaluation the recipient is listed with the above UNOS parameters the recipient will be disenrolled from the plan.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow up care when a member has been listed with UNOS with a MELD score of 11-25 for an adult or pediatric liver transplant. If at the end of the evaluation the recipient is listed with the above UNOS parameter the recipient will be disenrolled from the plan.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow up care when a member has been listed with UNOS as a status 0 for an adult or pediatric lung transplant. If at the end of the of the evaluation the recipient is listed with the above UNOS parameters the recipient will be disenrolled from the plan.

                  The recipient will have the option to re-enroll at one year post transplant. The plan is responsible for the cost of the above transplant evaluations, except adult heart (21 and over).

35. Attachment I, Section 10.11.1, Service Requirements (Behavioral Health), is amended to read:

                  The plan, in addition to the provisions set forth in this contract and elsewhere in this section, shall provide to Areas 1 and 6, (also, upon implementation of behavioral health services in Areas 5 and 8) enrolled members a full range of behavioral health care service categories authorized under the State Medicaid Plan. The plan shall comply with the specific service requirements as described in the general service requirements of the PMHP RFP specific to the Medicaid Area except as provided below:

                  The plan shall continue to provide Prescribed Drug Services in accordance with Section 10.8.12 of this contract.

                           The plan shall continue to provide outpatient medical services in accordance with Section 10.8.8.2 of this contract.

                           In addition to the above requirements, the plan shall also adhere to the requirements specified below.

36. Attachment I, Section 20.5, Licensure of Staff, Florida Statutory Reference is changed to: 456.047(4) F.S.

37.      Attachment I, Section 20.12.2 b. is amended to read:

         b. The plan shall use the results of the annual member satisfaction survey to develop and implement plan-wide activities designed to improve member satisfaction. These activities shall include, but not be limited to, analyses of the following: formal and informal member complaints, claims timely payment, disenrollment reasons, policies and procedures, and any pertinent internal improvement plan implemented to improve member satisfaction. Activities pertaining to improving member satisfaction resulting from the annual member

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 3 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

                  satisfaction survey must be reported to the agency on a quarterly basis within 30 days after the end of a reporting quarter.

38. Attachment 1, Section 30.5 Pre-enrollment Activities, 8th paragraph is amended to read:

                  If the voluntary applicant is recognized to be in foster care by the plan, and is dependent, prior to enrollment the plan must receive written authorization from (1) a parent if the parental rights have not been terminated or (2) the DCF if the parental rights have been terminated. If a parent is unavailable, the plan shall obtain authorization from the DCF.

39. Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

                  The member services handbook shall include the following information: terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; procedures for enrollment, including member rights and responsibilities; grievance procedures; and procedures for disenrollment; procedures for filing a "good cause change" request, including the agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities; information on emergency transportation and non-emergency transportation available under the plan; and information regarding the health care advance directives pursuant to Chapter 765, F.S.

40.      Attachment I, Section 30.7.4.b. is amended to read:

                  b. A notice that members who lose eligibility and are disenrolled shall be automatically reenrolled in the plan if eligibility is regained within 60 days.

41. Attachment I, Section 30.8, Enrollment Reinstatements, first paragraph is amended to read:

                  Pre-enrollment applications and new member materials are not required for a former member who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 60 days and is automatically reinstated as a plan member. In addition, pre-enrollment and new member materials are not required for a former member subject to open enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 10 months of his/her managed care enrollment, and is reinstated as a plan member by the agency's enrollment and disenrollment services contractor. The plan is responsible for assigning all reinstated recipients to the primary care physician who was treating them prior to loss of eligibility, unless the recipient specifically requests another primary care physician, the primary care physician no longer participates in the plan or is at capacity, or the member has changed geographic areas. A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the member's administrative file.

42. Attachment I, Section 40.16, Certification Regarding HIPAA Compliance, is replaced as follows:

                                  CERTIFICATION

      REGARDING HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996
                                   COMPLIANCE

This certification is required for compliance with the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA)

The undersigned Provider certifies and agrees as to abide by the following:

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 4 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

         1. Protected Health Information. For purposes of this Certification, Protected Health Information shall have the same meaning as the term "protected health information" in 45 C.F.R. Section 164.501, limited to the information created or received by the Provider from or on behalf of the Agency.

         2. Limits on Use and Disclosure of Protected Health Information. The Provider shall not use or disclose Protected Health Information other than as permitted by this Contract or by federal and state law. The Provider will use appropriate safeguards to prevent the use or disclosure of Protected Health Information for any purpose not in conformity with this Contract and federal and state law. The Provider will not divulge, disclose, or communicate Protected Health Information to any third party for any purpose not in conformity with this contract without prior written approval from the Agency. The Provider will report to the Agency, within ten (10) business days of discovery, any use or disclosure of Protected Health Information not provided for in this Contract of which the Provider is aware. A violation of this paragraph shall be a material violation of this Contract.

         3. Use and Disclosure of Information for Management, Administration, and Legal Responsibilities. The Provider is permitted to use and disclose Protected Health Information received from the Agency for the proper management and administration of the Provider or to carry out the legal responsibilities of the Provider, in accordance with 45 C.F.R. 164.504(e)(4). Such disclosure is only permissible where required by law, or where the Provider obtains reasonable assurances from the person to whom the Protected Health Information is disclosed that: (1) the Protected Health Information will be held confidentially, (2) the Protected Health Information will be used or further disclosed only as required by law or for the purposes for which it was disclosed to the person, and (3) the person notifies the Provider of any instance of which it is aware in which the confidentiality of the Protected Health Information has been breached.

         4. Disclosure to Agents. The Provider agrees to enter into an agreement with any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by the Provider on behalf of, the Agency. Such agreement shall contain the same terms, conditions, and restrictions that apply to the Provider with respect to Protected Health Information.

         5. Access to Information. The Provider shall make Protected Health Information available in accordance with federal and state law, including providing a right of access to persons who are the subjects of the Protected Health Information.

         6. Amendment and Incorporation of Amendments. The Provider shall make Protected Health Information available for amendment and to incorporate any amendments to the Protected Health Information in accordance with 45 C.F.R. Section 164.526.

         7. Accounting for Disclosures. The Provider shall make Protected Health Information available as required to provide an accounting of disclosures in accordance with 45 C.F.R. Section
                  164.528. The Provider shall document all disclosures of Protected Health Information as needed for the Agency to respond to a request for an accounting of disclosures in accordance with 45 C.F.R. Section 164.528.

         8. Access to Books and Records. The Provider shall make its internal practices, books, and records relating to the use and disclosure of Protected Health Information received from, or created or received by the Provider on behalf of, the Agency available to the Secretary of the Department of Health and Human Services or the Secretary's designee for purposes of determining compliance with the Department of Health and Human Services Privacy Regulations.

         9. Termination. At the termination of this contract, the Provider shall return all Protected Health Information that the Provider still maintains in any form, including any copies or hybrid or merged databases made by the Provider; or with prior written approval of the Agency, the Protected Health Information may be destroyed by the Provider after its use. If the Protected Health Information is destroyed pursuant to the Agency's prior written approval, the Provider must provide a written confirmation of such destruction to the Agency. If return or destruction of the Protected Health Information is determined not feasible by the Agency, the Provider agrees to protect the Protected Health Information and treat it as strictly confidential.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 5 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

CERTIFICATION

         The Provider has caused this Certification to be signed and delivered by its duly authorized representative, as of the date set forth below.

         Provider Name:

         /s/ Imtiaz H. Sattaur                 6/9/03
         ---------------------                 ------
         Signature                               Date

         Imtiaz H. Sattaur, President & CEO, AMERIGROUP Florida
         ------------------------------------------------------
         Name and Title of Authorized Signer

43. Attachment I, Section 60.1,9 is amended to read:

         9. HMO Reinstatement Report(FLMR 8200-R009)-Lists those persons who were disenrolled for loss of eligibility but who regained their Medicaid eligibility within 60 days of the previous plan.

44. Attachment I, Section 60.2. Table 1. Summary of Reporting Requirements for medicaid Contracted Health Maintenance Organizations is amended to read:

       TABLE 1. SUMMARY OF REPORTING REQUIREMENTS FOR MEDICAID CONTRACTED
                        HEALTH MAINTENANCE ORGANIZATIONS

Medicaid HMO Reports Required by AHCA

------------------------------------------------------------------------------------------------------------------------------------
                                        LEVEL OF
       REPORT NAME                      ANALYSIS                           FREQUENCY                          SUBMISSION MEDIA
------------------------------------------------------------------------------------------------------------------------------------
Enrollment, Disenrollment, and        Location Level      Monthly                                       Asynchronous Transfer to
Cancellation Report for Payments                                                                        fiscal agent
Table 2
------------------------------------------------------------------------------------------------------------------------------------
Madicaid HMO/PHP Disenrollment        Location Level      Monthly, within 15 days from the              Electronic mail of discloser
Summary                                                   begining of the reporting month               submission
Table 3
------------------------------------------------------------------------------------------------------------------------------------
Frail Eiderly Disenrollment           Location Level      Annually, day by June 1                       Electronic mail of discloser
Summary                                                                                                 submission
------------------------------------------------------------------------------------------------------------------------------------
Newborn Payment Report                Individual Level    Monthly                                       Electronic mail of discloser
Table 4                                                                                                 submission
------------------------------------------------------------------------------------------------------------------------------------
Services Utilization Summary          Plan Level          Quarterly, within 45 days of end of           Electronic mail of discloser
Table 5 and 6                                             reporting quarter                             submission
------------------------------------------------------------------------------------------------------------------------------------
Grievance Reporting                   Individual Level    Quarterly, within 45 days from the end of     Electronic mail of discloser
Table 7                                                   the reporting quarter                         submission
------------------------------------------------------------------------------------------------------------------------------------
Inpatient Discharge Report            Individual Level    Quarterly, within 30 days from the end of     Electronic mail of discloser
Table 8                                                   the reporting quarter                         submission
------------------------------------------------------------------------------------------------------------------------------------
Pharmacy Encounter Data               Individual Level    Quarterly, within one month from the end      Electronic mail or CD
Table 9                                                   of the quarter                                Submission
------------------------------------------------------------------------------------------------------------------------------------
Claims Inventory Summary Report       Plan Level          Quarterly, within 45 days of the end of       Electronic mail of diskette
                                                                                                        submission
------------------------------------------------------------------------------------------------------------------------------------

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 6 OF 13

AHCA Form 2100-0002(Rev. OCT02)

AMERIGROUP FLORIDA, INC.
FEBRUARY 2003                                              MEDICAID HMO CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 Table 13                                            contract                            completed spreadsheet file
--------------------------------------------------------------------------------------------------------------------------------
AHCA Quality                      Plan Level         Annually, for previous calendar     Electronic mail, CD ROM or diskette
Indicators                                           year, due October 1.                submission
--------------------------------------------------------------------------------------------------------------------------------
Frail/Elderly Care                Individual Level   Quarterly, within 45 days of        Electronic mail, CD ROM or diskette
Service Utilization                                  end of reporting quarter            submission
Report
--------------------------------------------------------------------------------------------------------------------------------
Financial Reporting               Plan Level         Quarterly, within 45 days of        AHCA supplied spreadsheet template on
                                                     end of reporting quarter            diskette
--------------------------------------------------------------------------------------------------------------------------------
Audited Financial Report          Plan Level         Annually, within 90 days of end     Electronic mail or diskette submission
                                                     of plan Fiscal Year
--------------------------------------------------------------------------------------------------------------------------------
Minority Business                 Individual Level   Monthly by the fifteenth            Electronic mail
Enterprise Contract
Reporting
--------------------------------------------------------------------------------------------------------------------------------
Suspected Fraud Reporting         Plan Level         As required by Section 60.2.16      As required by Section 60.2.16
--------------------------------------------------------------------------------------------------------------------------------
Behavioral Health: Allocation     Area 6 and         Monthly, within 15 days of          Electronic mail or diskette
of Recipients, Targeted Case      Area I             the beginning of the                submission of completed
Management, Grievance, and        Location           reporting month                     agency-supplied template
Critical Incident Reporting       Level
--------------------------------------------------------------------------------------------------------------------------------
Behavioral Health: Service        Area 6 and Area    Quarterly, within 45 days of        Electronic mail or diskette
Utilization Detail and            1 Location         the end of the quarter              submission of completed
Summary                           Level and                                              agency-supplied template
                                  Individual
                                  Level
--------------------------------------------------------------------------------------------------------------------------------
Behavioral Health:                Area 6 and         Annually, due no later than         Electronic mail or diskette
Annual Expenditure                Area 1 Plan        April 1.                            submission of completed
Report                            Level                                                  agency-supplied template
--------------------------------------------------------------------------------------------------------------------------------

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 7 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                  MEDICAID HMO CONTRACT
FEBRUARY 2003

45. Attachment I, Section 60.2.13, Frail/Elderly Care Service Utilization Reporting (F***YYQ*.dbf) is deleted and replaced as follows:

         The plan shall provide recipient-specific service utilization data in the electronic format specified below,. The services reported represent the comprehensive array of services that might be necessary to maintain a member at home while avoiding nursing home placement, including acute and long-term care services.

         These reports must be provided as ASCII, fixed length text files, with two files, per recipient, per month. There will be one file for long-term care services and one file for acute care services. For example, if a recipient were enrolled for an entire quarter, you would lave three separate records in each of two separate files that are submitted once for the entire quarter. These two files, the LTC services file and the Acute Care Services file, must be submitted once every quarter to your DOEA/AHCA contract manager. You will have up to three months after the last month in a specific quarter to submit the quarterly report.

         If no units of service are provided in a category or if the category is not applicable to yon, fill that field with the specified number of spaces (using the spacebar) that match that particular field length. Right Justify all fields unless noted otherwise. For amount paid, include the sum of Medicaid and Medicare crossover claims (deductibles and co-pays for Medicare claims). If you have questions about the definitions of these services please reference the appropriate Medicaid coverage and limitations handbook for Medicaid state plan services.
         Note: Please do not use commas between fields. Round currency to the nearest dollar amount.

         FILE 1: LONG-TERM CARE SERVICES

---------------------------------------------------------------------------------------------------------------------------
                                                                               FIELD     START
FIELD NAME    DESCRIPTION                               UNIT OF MEASUREMENT    LENGTH    COL.     END COL.     TEXT/NUMERIC
---------------------------------------------------------------------------------------------------------------------------
SSN           Social Security Number (left justify)               000000000       9         1         9           Numeric
---------------------------------------------------------------------------------------------------------------------------
MEDICAID      Medicaid ID Number                                 0000000000      10        10        19           Numeric
---------------------------------------------------------------------------------------------------------------------------
ENROLL        Initial Date of Program Enrollment                     MMYYYY       6        20        25           Numeric
---------------------------------------------------------------------------------------------------------------------------
DISENROL      Date of Disenrollment, if Applicable                   MMYYYY       6        26        31           Numeric
---------------------------------------------------------------------------------------------------------------------------
REINST        Reinstate date                                         MMYYYY       6        32        37           Numeric
---------------------------------------------------------------------------------------------------------------------------
ALF           ALF Resident Indicator                             1=Yes;2=No       1        38        38           Numeric
---------------------------------------------------------------------------------------------------------------------------
MONTH         Report Month                                           MMYYYY       6        39        44           Numeric
---------------------------------------------------------------------------------------------------------------------------
LTC                                                         UNIT OF SERVICE
SERVICES      DESCRIPTION                                             /COST
---------------------------------------------------------------------------------------------------------------------------
ADCOMP        Adult Companion Services                       15 Minute Unit       4        45        48           Numeric
---------------------------------------------------------------------------------------------------------------------------
ADAYHLTH      Adult Day Health Services                      15 Minute Unit       4        49        52           Numeric
---------------------------------------------------------------------------------------------------------------------------
ALESYS        Assisted Living Services                                 Days       2        53        54           Numeric
---------------------------------------------------------------------------------------------------------------------------
ALESVSSS      Assisted Living Services                          Amount Paid       6        55        60           Numeric
---------------------------------------------------------------------------------------------------------------------------
ATTCARE       Attendant Care Services                        15 Minute Unit       4        61        64           Numeric
---------------------------------------------------------------------------------------------------------------------------
CASEAID       Case Aide                                      15 Minute Unit       4        65        68           Numeric
---------------------------------------------------------------------------------------------------------------------------
CASEMGMT      Case Management (Internal)                     15 Minute Unit       4        69        72           Numeric
---------------------------------------------------------------------------------------------------------------------------
CHORE         Chore Services                                 15 Minute Unit       2        73        74           Numeric
---------------------------------------------------------------------------------------------------------------------------
COM_MH        Community Mental Health                                 Visit       2        75        76           Numeric
---------------------------------------------------------------------------------------------------------------------------
CNMS_$$       Consumable Medical Supplies                       Amount Paid       6        77        82           Numeric
---------------------------------------------------------------------------------------------------------------------------
COUNSEL       Counseling                                     15 Minute Unit       4        83        86           Numeric
---------------------------------------------------------------------------------------------------------------------------
DME_$$        Durable Medical Equipment                         Amount Paid       6        87        92           Numeric
---------------------------------------------------------------------------------------------------------------------------
ENVIRAA       Environmental Accessibility Adaptations                   Job       2        93        94           Numeric
---------------------------------------------------------------------------------------------------------------------------

-------------------------

* Medicare crossovers are amounts that are billed to Medicaid for those Medicaid clients who are also eligible for Medicare.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 8 OF 12

AHCA Form 2100-0002(Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                  MEDICAID HMO CONTRACT
FEBRUARY 2003

----------------------------------------------------------------------------------------------------------------------------
                                                                                     FIELD    START
FIELD NAME     DESCRIPTION                                     UNIT OF MEASUREMENT   LENGTH   COL.    END COL.  TEXT/NUMERIC
----------------------------------------------------------------------------------------------------------------------------
ESCORT         Escort Services                                      15 Minute Unit      4       95       98        Numeric
----------------------------------------------------------------------------------------------------------------------------
FAMT_I         Family Training Services (Individual)                15 Minute Unit      2       99      100        Numeric
----------------------------------------------------------------------------------------------------------------------------
FAMT_G         Family Training Services (Group)                     15 Minute Unit      2      101      102        Numeric
----------------------------------------------------------------------------------------------------------------------------
FINARRS        Financial Assessment/Risk Reduction Services         15 Minute Unit      4      103      106        Numeric
----------------------------------------------------------------------------------------------------------------------------
FINM_RRS       Financial Maintenance/Risk Reduction Services        15 Minute Unit      4      107      110        Numeric
----------------------------------------------------------------------------------------------------------------------------
HDMEAL         Home Delivered Meals                                           Meal      2      111      112        Numeric
----------------------------------------------------------------------------------------------------------------------------
HOMESRVS       Homemaker Services                                   15 Minute Unit      4      113      116        Numeric
----------------------------------------------------------------------------------------------------------------------------
MH_CM          Mental Health Case Management                        15 Minute Unit      4      117      120        Numeric
----------------------------------------------------------------------------------------------------------------------------
SNF            Nursing Facility Services- Long-term                           Days      2      121      122        Numeric
----------------------------------------------------------------------------------------------------------------------------
NUTR_RRS       Nutritional Assessment/Risk Reduction Services       15 Minute Unit      4      123      126        Numeric
----------------------------------------------------------------------------------------------------------------------------
OT             Occupational Therapy                                 15 Minute Unit      4      127      130        Numeric
----------------------------------------------------------------------------------------------------------------------------
PCS            Personal Care Services                               15 Minute Unit      4      131      134        Numeric
----------------------------------------------------------------------------------------------------------------------------
PERS_I         Personal Emergency Response
               System Installation                                             Job      2      135      136        Numeric
----------------------------------------------------------------------------------------------------------------------------
PERS_M         Personal Emergency Response System-
               Maintenance                                                     Day      2      137      138        Numeric
----------------------------------------------------------------------------------------------------------------------------
PEST_I         Pest Control - Initial Visit                                    Job      2      139      140        Numeric
----------------------------------------------------------------------------------------------------------------------------
PEST_M         Pest Control - Maintenance                                    Month      1      141      141        Numeric
----------------------------------------------------------------------------------------------------------------------------
PT             Physical Therapy                                     15 Minute Unit      4      142      145        Numeric
----------------------------------------------------------------------------------------------------------------------------
RISKREDU       Physical Risk Assessment and Reduction               15 Minute Unit      4      146      149        Numeric
----------------------------------------------------------------------------------------------------------------------------
PRIVNURS       Private Duty Nursing Services                        15 Minute Unit      4      150      153        Numeric
----------------------------------------------------------------------------------------------------------------------------
PT_R           Registered Physical Therapist                                 Visit      2      154      155        Numeric
----------------------------------------------------------------------------------------------------------------------------
RSPTH          Respiratory Therapy                                  15 Minute Unit      4      156      159        Numeric
----------------------------------------------------------------------------------------------------------------------------
RESP_HM        Respite Care- In Home                                15 Minute Unit      4      160      163        Numeric
----------------------------------------------------------------------------------------------------------------------------
RESP_FAC       Respite Care- Facility-Based                                   Days      2      164      165        Numeric
----------------------------------------------------------------------------------------------------------------------------
NURSE          Skilled Nursing                                               Visit      4      166      169        Numeric
----------------------------------------------------------------------------------------------------------------------------
SPTH           Speech Therapy                                       15 Minute Unit      4      170      173        Numeric
----------------------------------------------------------------------------------------------------------------------------
TRANSPOR       Transportation Services (not included
               in Escort or Adult Day Health services)                       Trips      3      174      176        Numeric
----------------------------------------------------------------------------------------------------------------------------
OTH_UNIT       Other LTC Service not listed (unit)                     Unit/ Visit      6      177      182        Numeric
----------------------------------------------------------------------------------------------------------------------------
DESCR_1        Description of other LTC service                                        35      183      217           Text
----------------------------------------------------------------------------------------------------------------------------
OTH_$$         Other LTC service not listed (amount)                   Amount Paid      6      218      223        Numeric
----------------------------------------------------------------------------------------------------------------------------
DESCR_2        Description of other LTC service                                        35      224      258           Text
----------------------------------------------------------------------------------------------------------------------------

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 9 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

FILE 2: ACUTE CARE SERVICES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       FIELD      START
 CODE  FIELD NAME   DESCRIPTION                               UNIT OF MEASUREMENT     LENGTH       COL.      END COL.  TEXT/NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
       ACUTE                                                   UNITS OF SERVICE/
       SERVICES     DESCRIPTION                                             COST
------------------------------------------------------------------------------------------------------------------------------------
       SSN          Social Security Number (left justify)              000000000         9           1           9       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       MEDICAID     Medicaid ID Number                                0000000000        10          10          19       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       MONTH        Report Month                                          MMYYYY         6          20          25       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       CLINIC       Clinic Services                                        Visit         2          26          27       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       CLINIC$$     Clinic Services Costs                                  Visit         2          28          29       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DENTAL       Dental Services                                        Visit         6          30          35       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DENTAL$$     Dental Services Costs                            Amount Paid         6          36          41       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DIALYSIS     Dialysis Center                                        Visit         2          42          43       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DIALYS$$     Dialysis Center Costs                            Amount Paid         6          44          49       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       ER           Emergency Room Services                                Visit         2          50          51       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       ER_$$        Emergency Room Services Costs                    Amount Paid         6          52          57       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       FQHC         FQHC Services                                          Visit         2          58          59       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       FQHC_$$      FQHC Services Costs                              Amount Paid         6          60          65       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       HEAR         Hearing Services Including Hearing aids          Amount Paid         6          66          71       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       INPTSVS      Inpatient Hospital Services                              Day         3          72          74       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       INPTSVS$     Inpatient Hospital Services Costs                Amount Paid         6          75          80       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       LAB          Independent Laboratory or Portable               Amount Paid         6          81          86       Numeric
                    X-ray Services
------------------------------------------------------------------------------------------------------------------------------------
       ARNP         Nurse Practitioner Services                            Visit         2          87          88       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       ARNP_$$      Nurse Practitioner Services Costs                Amount Paid         6          89          94       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       RX_$$        Pharmaceuticals                                  Amount Paid         6          95         100       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       PA           Physical Assistant                                     Visit         2         101         102       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       PA_$$        Physical Assistant Costs                         Amount Paid         6         103         108       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       MD           Physician Services                                     Visit         2         109         110       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       MD_$$        Physician Services Costs                         Amount Paid         6         111         116       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       OUTPT        Outpatient Hospital Services                       Encounter         3         117         119       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       OUTPT_$$     Outpatient Hospital Services Costs               Amount Paid         6         120         125       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       PODIATRY     Podiatry                                               Visit         2         126         127       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       PODIAT$$     Podiatry Costs                                   Amount Paid         6         128         133       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       RURAL        Rural Health Services                                  Visit         2         134         135       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       RURAL$$      Rural Health Services Costs                      Amount Paid         6         136         141       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       SNFREHAS     Skilled nursing facility                         Amount Paid         6         142         147       Numeric
                    services - rehabilitation**
------------------------------------------------------------------------------------------------------------------------------------
       EYE_$$       Visual Services including eyeglasses             Amount Paid         6         148         153       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       OTH UNIT     Other Acute Service not listed (unit)             Unit/Visit         6         154         159       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DESCR_1      Description of other Acute service                                  35         160         194          Text
------------------------------------------------------------------------------------------------------------------------------------
       OTH_$$       Other Acute service not listed (amount)          Amount Paid         6         195         200       Numeric
------------------------------------------------------------------------------------------------------------------------------------
       DESCR_2      Description of other Acute service                                  35         201         235          Text
------------------------------------------------------------------------------------------------------------------------------------

**Medicare Crossovers

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 10 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                  MEDICAID HMO CONTRACT
FEBRUARY 2003

46. Attachment 1, Section 70.1, Agency Contract Management is amended to read:

         The Division of Medicaid within the agency shall be responsible for management of the contract. All statewide policy decision making or contract interpretation shall be made by the Division of Medicaid. In addition, the Division of Medicaid shall be responsible for the interpretation of all federal and state laws, rules and regulations governing or in any way affecting this contract. Management shall be conducted in good faith with the best interest of the state and the recipients it serves being the prime consideration. The agency shall provide final interpretation of general Medicaid policy. When interpretations are required, the plan shall submit written requests to the agency.

         The terms of this contract do not limit or waive the ability, authority or obligation of the Office of Inspector General, Bureau of Medicaid Program Integrity, its contractors, or other duly constituted government units (state or federal) to audit or investigate matters related to, or arising out of this contract.

47. Attachment I, Section 70.10, Disputes, is amended to read:

         Any disputes which arise out of or relate to this contract shall be decided by the agency's Division of Medicaid which shall reduce the decision to writing and serve a copy on the plan. The written decision of the agency's Division of Medicaid shall be final and conclusive. The Division will render its final decision based upon the written submission of the plan and the agency, unless, at the sole discretion of the Division director, the Division allows an oral presentation by the plan, and the agency. If such a presentation is allowed, the information presented will be considered in rendering the Division's decision. Should the plan challenge an agency decision through arbitration as provided below, the action shall not be stayed except by order of on arbitrator. Thereafter, a plan shall resolve any controversy or claim arising out of or relating to the contract, or the breach thereof, by arbitration. Said arbitration shall be held in the City of Tallahassee, Florida, and administered by the American Arbitration Association in accordance with its applicable rules and the Florida Arbitration Code (Chapter 682, F.S.). Judgment upon any award rendered by the arbitrator may be entered by the Circuit Court in and for the Second Judicial Circuit, Leon County, Florida. The chosen arbitrator must be a member of the Florida Bar actively engaged in the practice of law with expertise in the process of deciding disputes and interpreting contracts in the health care field. Any arbitration award shall be in writing and shall specify the factual and legal bases for the award. Either party may appeal a judgment entered pursuant to an arbitration award to the First District Court of Appeal. The parties shall bear their own costs and expenses relating to the preparation and presentation of a case in arbitration. The arbitrator shall award to the prevailing party all administrative fees and expenses of the arbitration, including the arbitrator's fee. This contract with numbered attachments represents the entire agreement between the plan and the agency with respect to the subject matter in it and supersedes all other contracts between the parties when it is duly signed and authorized by the plan and the agency. Correspondence and memoranda of understanding do not constitute part of this contract In the event of a conflict of language between the contract and the attachments, the provisions of the contract shall govern. However, the agency reserves the right to clarify any contractual relationship in writing with the concurrence of the plan and such clarification shall govern. Pending final determination of any dispute over an agency decision, the plan shall proceed diligently with the performance of the contract and in accordance with the agency's Division of Medicaid direction.

48. Attachment I, Section 70.17 d. is amended to read:

         Imposition of a fine for violation of the contract with the agency, pursuant to Section 409.912(20), F.S. With respect to any nonwillful violation, such fine shall not exceed $2,500 per violation. In no event shall such fine exceed an aggregate amount of $10,000 for all nonwillful violations arising out of the same action. With respect to any knowing and willful violation of Section 409.912, F.S. or the contract with the agency, the agency may impose a fine upon the entity in an amount not to exceed $20,000 for each such violation. In no event shall such fine exceed an aggregate amount of $100,000 for all knowing and willful violations arising out of the same action.

49. Attachment I, Section 80.7, Overpayments, is deleted.

50. Attachment I, Section 110.4, paragraph 6.B. is amended to read:

    B. Forward any unresolved concerns involving the HMO and the CHD to the Division of Medicaid.

                   AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 11 OF 12

AHCA Form 2100-0002 (Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT
FEBRUARY 2003

51. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is hereby deleted and replaced as follows:

TABLE 1   ENROLLMENT LEVELS

------------------------------------------------------
   COUNTY                     MAXIMUM ENROLLMENT LEVEL
------------------------------------------------------
BROWARD                                10,438
------------------------------------------------------
DADE                                   21,685
------------------------------------------------------
HILLSBOROUGH                           31,423
------------------------------------------------------
LEE                                    14,000
------------------------------------------------------
ORANGE                                 21,000
------------------------------------------------------
OSCEOLA                                 8,000
------------------------------------------------------
PALM BEACH                             10,000
------------------------------------------------------
PASCO                                   9,000
------------------------------------------------------
PINELLAS                               18,000
------------------------------------------------------
POLK                                   19,000
------------------------------------------------------
SARASOTA                                8,000
------------------------------------------------------
SEMINOLE                                7,500
------------------------------------------------------

52. Attachment I, Section 90.0,2nd paragraph is amended to read:

        Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $ 383,927.000.00 expressed on page three of this contract.

53. This amendment shall begin on April 1,2003 or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 12 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, Inc.                        STATE OF FLORIDA, AGENCY FOR
                                                HEALTH CARE ADMINISTRATION

SIGNED                                          SIGNED
BY: /s/ Imtiaz H. Sattaur                       BY: /s/ Mary Pat Moore
    ----------------------                          ------------------

NAME: Imtiaz H. Sattaur                         for NAME: Rhonda Medows, M.D.,
                                                          FAAFP

TITLE: President & CEO                          TITLE: Secretary

DATE: 6/4/03                                    DATE: 6/09/03

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 003, PAGE 12 OF 12

AHCA Form 2100-0002(Rev. OCT 02)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA309
                                AMENDMENT NO. 004

    THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and AMERIGROUP Florida, Inc., hereinafter referred to as the "plan", is hereby amended as follows:

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended to read:

TABLE 1                 ENROLLMENT LEVELS

-----------------------------------------------------------------
COUNTY                                  MAXIMUM ENROLLMENT LEVEL
-----------------------------------------------------------------
BROWARD                                          14,000
-----------------------------------------------------------------
DADE                                             24,000
-----------------------------------------------------------------
HILLSBOROUGH                                     37,500
-----------------------------------------------------------------
LEE                                              15,500
-----------------------------------------------------------------
MANATEE                                           1,600
-----------------------------------------------------------------
ORANGE                                           27,000
-----------------------------------------------------------------
OSCEOLA                                           8,000
-----------------------------------------------------------------
PALM BEACH                                       10,000
-----------------------------------------------------------------
PASCO                                            12,000
-----------------------------------------------------------------
PINELLAS                                         23,000
-----------------------------------------------------------------
POLK                                             21,133
-----------------------------------------------------------------
SARASOTA                                          8,000
-----------------------------------------------------------------
SEMINOLE                                          7,500
-----------------------------------------------------------------

2. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Paragraph 2 is hereby amended to read:

    Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $458,000,000.00 expressed on page three of this contract.

3.  Standard Contract Section II.A., Contract Amount, is amended to read:

    To pay for contract services according to the conditions of Attachment I in an amount not to exceed $458,000,000.00, subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

4. This amendment shall begin on July 1, 2003 or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 004, PAGE 1 OF 2

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP Florida, Inc.                       STATE OF FLORIDA, AGENCY FOR
                                               HEALTH CARE ADMINISTRATION

SIGNED BY: /s/ Imtiaz Sattaur                  SIGNED BY: ______________________
           ----------------------

NAME: Imtiaz Sattaur                           NAME: Rhonda Medows, M.D., FAAFP

TITLE: President and CEO                       TITLE: Secretary

DATE: June 27, 2003                            DATE: ___________________________

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 004, PAGE 2 OF 2

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA309
                                AMENDMENT NO. 005

         THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and AMERIGROUP Florida, Inc., hereinafter referred to as the "Provider," is hereby amended as follows:

1. Attachment I, Section 10.3, Ineligible Recipients, subsection f. is amended to read:

         f. Medicaid eligible beneficiaries who have other creditable health care coverage like CHAMPUS or a private HMO.

2.       Attachment I, Section 10.8.6, Hearing Services, is amended to read:

         10.8.6 HEARING SERVICES

         These services include a hearing evaluation, diagnostic testing and selective amplification procedures necessary to certify an individual for a hearing aid device, and fitting and dispensing of hearing aids and repair services as specified in the Medicaid Hearing Coverage and Limitations Handbook. Medical and surgical treatment for hearing disorders is part of physician services.

3. Attachment I, Section 10.10, Incentive Programs, is amended to include a new subsection d.

         d. The plan may offer an Agency-approved program for pregnant women in order to encourage the commencement of prenatal care visits in the first trimester of pregnancy and successful completion of prenatal and post-partum care to promote early intervention and prenatal care to decrease infant mortality and low birth weight and to enhance healthy birth outcomes. The program may include the provision of maternity and health-related items and education as an incentive. The request for approval must contain a detailed description of the program and its mission.

4. Attachment I, Section 20.1, Availability/Accessibility of Services, is amended to include a third and fourth paragraph to read:

         If the plan is unable to provide medically necessary services covered under the contract to a particular beneficiary, the plan must adequately and timely cover these services outside of the network for the beneficiary for as long as the plan is unable to provide them.

         The plan must require out-of-network providers to coordinate with respect to payment and must ensure that cost to the beneficiary is no greater than it would be if the covered services were furnished within the network.

5. Attachment I, Section 20.2, Minimum Standards, is amended to include a new subsection h. Former subsections h., i., and j. remain unchanged and are renamed consecutively as i., j., and k.

         h. By October 1, 2003, at least one pediatrician or one county health department, a federally qualified health center, or a rural health clinic within 30 minutes of typical travel time, providing care or coverage on a 24 hours a day, 7 days a week basis. The Agency may waive this requirement in writing for rural areas and where there are no pediatricians, county health departments, federal qualified health centers, or rural health clinics within 30 minutes of typical travel time.

6. Attachment I, 20.8, Case Management/Continuity of Care, is amended to include new subsection f. Former subsection f. becomes subsection g.

         f. Coordination of services the plan furnishes to the beneficiary with services the beneficiary receives from any other managed care entity during the same period of enrollment.

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 1 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

7. Attachment I, is amended to include new Section 20.8.13, Individuals with Special Health Care Needs, as follows:

         20.8.13 INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS

         The plan shall implement mechanisms for identifying, assessing and ensuring the existence of a treatment plan for individuals with special health care needs, as specified in Section 20.12, Quality Improvement.

         The plan shall implement procedures to deliver primary care to and coordinate health care service for all beneficiaries. These procedures must meet the following requirements:

         a. Ensure that each beneficiary has an ongoing source of primary care appropriate to his/her needs and a person or entity formally designated as primarily responsible for coordinating the health care services furnished to the beneficiary.

         b. Coordinate the services the plan furnishes to the beneficiary with the services the beneficiary receives from any other managed care entity during the same period of enrollment.

         c. Share with other managed care organizations serving the beneficiary with special health care needs the results of its identification and assessment of that beneficiary's needs to prevent duplication of those activities.

         d. Ensure that in the process of coordinating care, each beneficiary's privacy is protected in accordance with the privacy requirements in 45 CFR Part 160 and 164 Subparts A and E, to the extent that they are applicable.

8. Attachment I, Section 20.11, Grievance System Requirements, introduction and subsection a. are amended to read:

         The plan shall refer all members and providers who are dissatisfied with the plan to the grievance coordinator for the appropriate follow-up and documentation in accordance with approved grievance procedures. The plan shall develop and implement grievance procedures, subject to Agency written approval, prior to implementation. The grievance procedures shall meet the requirements of Section 641.511, F.S., and the following policies and guidelines:

         a. Ensure that the individuals who make decisions on grievances and appeals are individuals who were not involved in any previous level of review or decision-making and who are health care professionals having the appropriate clinical expertise, as determined by the Agency, in treating the beneficiary's condition or disease if deciding any of the following:

                  An appeal of a denial that is based on lack of medical necessity.

                  A grievance regarding denial of expedited resolution of an appeal.

                  A grievance or appeal that involves clinical issues.

9.       Attachment I, Section 20.11, Grievance System Requirements, subsection
         f. is amended to read:

         f. The plan shall offer to meet with the complainant during the formal grievance process. The location of the meeting shall be at the administrative offices of the plan within the service area or at a location within the service area which is convenient to the complainant. The plan shall give reasonable assistance in completing forms and taking other procedural steps. This includes but is not limited to providing interpreter services and toll-free numbers that have adequate TTY/TTD and interpreter capability.

10.      Attachment I, Section 20.11, Grievance System Requirements, subsection
         i. 1. is amended to read:

         1. A notice of the right to appeal upon completion of the full grievance procedure and supply the Agency with a copy of the final decision letter. In addition, for expedited grievances, the plan shall provide the complainant notice of the right to appeal immediately upon request.

                  The process for appeals must:

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 2 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         Acknowledge receipt of a grievance or appeal. Provide that a record of oral inquiries seeking to appeal an action shall be maintained and include date of inquiry, name, and nature of appeal. Upon receipt of a written and signed appeal, the plan shall process the appeal for resolution using the date of the oral inquiry as the date of receipt. The terms "appeal" and "action" are defined in 42 CFR 438.400.

         Provide the beneficiary a reasonable opportunity to present evidence and allegations of fact or law in person as well as in writing. The plan must inform the beneficiary of the limited time available for this in the case of expedited resolution.

         Provide the beneficiary and his or her representative opportunity before and during the appeals process to examine the beneficiary's case file, including medical records and any other documents and records considered during the appeals process.

         Include as parties to the appeal the beneficiary and his or her representative, or the legal representative of a deceased beneficiary's estate.

11. Attachment I, Section 20.12, Quality Improvement, subsection c. is amended to read:

         c. At least three Agency-approved quality-of-care studies must be performed by the plan. The plan shall provide notification to the agency prior to implementation of any quality-of-care study to be performed. The notification shall include the general description, justification, and methodology for each study. The plan shall report quarterly to the agency the results and corrective action to be implemented to improve outcomes for three of these studies within 30 days of the reporting quarter. Each study shall have been through the plan's quality process, including reporting and assessments by the quality committee and reporting to the board of directors.

                  Pursuant to 42 CFR 438.240, the projects shall focus on clinical and nonclinical areas. These projects must be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical care and nonclinical care areas that are expected to have a favorable effect on health outcomes and enrollee satisfaction. Each performance improvement project must be completed in a reasonable time period so as to generally allow information on the success of performance improvement projects in the aggregate to produce new information on quality of care every year. The Centers for Medicare and Medicaid Services, in consultation with states and other stakeholders, may specify performance measures and topics for performance improvement projects. The quality-of-care studies shall:

                  1. Target specific conditions and specific health service delivery issues for focused individual practitioner and system-wide monitoring and evaluation.

                  2. Use clinical care standards or practice guidelines to objectively evaluate the care the entity delivers or fails to deliver for the targeted clinical conditions.

                  3. Use quality indicators derived from the clinical care standards or practice guidelines to screen and monitor care and services delivered.

                  4. Implement system interventions to achieve improvement in quality.

                  5.       Evaluate the effectiveness of the interventions.

                  6. Plan and initiate activities for increasing or sustaining improvement.

                  7. Monitor the quality, appropriateness and effectiveness of enrollee home and community based services for those plans containing a frail/elderly component. The studies must include quarterly reviews of long-term care records of enrollees who have received services during the previous quarter. Review elements include management of diagnosis, appropriateness and timeliness of care, comprehensiveness of compliance with the plan of care and evidence of special screening for, and monitoring of, high-risk persons and conditions. The plan's selection of a condition and issues to study should be based on member profile data.

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 3 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         The plan's quality improvement information shall be used in such processes as recredentialing, recontracting, and annual performance ratings of individuals. It shall also be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member grievances. There shall also be a link between other management activities such as network changes, benefits redesign, medical management systems (e.g., precertification), practice feedback to physicians, patient education, and member services.

         The plan's quality improvement program shall have a peer review component with the authority to review practice methods and patterns of individual physicians and other health care professionals, morbidity/mortality, and all grievances related to medical treatment; evaluate the appropriateness of care rendered by professionals; implement corrective action when deemed necessary; develop policy recommendations to maintain or enhance the quality of care provided to Medicaid enrollees; conduct a review process which includes the appropriateness of diagnosis and subsequent treatment, maintenance of medical records requirements, adherence to standards generally accepted by professional group peers, and the process and outcome of care; maintain written minutes of the meetings; receive all written and oral allegations of inappropriate or aberrant service; and educate beneficiaries and staff on the role of the peer review authority and the process to advise the authority of situations or problems.

12. Attachment I, Section 20.12, Quality Improvement, is amended to include subsection d. as follows:

         d. Pursuant to 42 CFR 438.208(c)(1), the plan shall implement mechanisms to identify persons with special health care needs, as those persons are defined by the Agency.

13. Attachment I, Section 20.15, Quality and Performance Measures Review, first and second paragraph is amended to read:

         20.15 QUALITY AND PERFORMANCE MEASURES REVIEW

         Quality and performance measures reviews shall be performed at least once annually, at dates to be determined by the agency or as otherwise specified by this contract. During state fiscal year 2003-2004, the Agency, in conjunction with Medicaid managed care plans, will design and implement an enhanced quality assurance system to provide for the delivery of quality care with the primary goal of improving the health status of enrollees. The design could include but may not be limited to reviewing CHCUP rates, a selection of the required reporting measures, and the results of each plan's performance improvement projects. This collaborative initiative may involve meetings and conference calls.

         If CAHPS, the AHCA quality indicators, the annual medical record audit or the external quality review indicate that the plan's performance is not acceptable, then the agency may restrict the plan's enrollment activities including but not limited to termination of mandatory assignments.

14. Attachment I, Section 30.2.1, Prohibited Activities, subsection d. is amended to read:

         d. In accordance with Section 409.912(19), F.S., granting or offering of any monetary or other valuable consideration for enrollment, except as authorized by Section 409.912(22), F.S.

15.      Attachment I, Section 30.6, Enrollment, subsection b. last paragraph:

         b. New eligibles and existing beneficiaries subject to open enrollment who change from their current Medicaid managed health care plan shall remain enrolled in their plan for 12 months. Additionally, beneficiaries who are reinstated or regain eligibility within 60 days of their 12 month enrollment period shall remain "locked-in" until the date for the next open enrollment period. Members that move to a new county shall remain a member of their current plan if the plan operates in the new county. Beneficiaries will only be allowed to disenroll from plans outside of the annual open enrollment period if they meet a "good cause change" reason. The agency shall forward to the plan the open enrollment status of the plan's current enrollees monthly.

16. Attachment I, Section 30.7, Member Notification, introductory paragraph is amended to read:

         The plan shall develop and implement written enrollment procedures which shall be used to notify all new plan members of enrollment with the plan. The plan must give each beneficiary written notice of any change in the

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 4 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         information required by this section, 42 CFR 438.10(f)(6), and 42 CFR 438.10(g) and (h), at least 30 days before the intended effective date of the change.

17. Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

         The member services handbook shall include the following information:
         Terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; procedures for enrollment, including member rights and procedures; grievance procedures; member rights and procedures for disenrollment; procedures for filing a "good cause change" request, including the Agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities; information on emergency transportation and non-emergency transportation, counseling and referral services available under the plan and how to access these; information that interpretation services and alternative communication systems are available, free of charge, for all foreign languages, and how to access these services; information that post-stabilization services are provided without prior authorization; information that services will continue upon appeal of a suspended authorization and that the beneficiary may have to pay in case of an adverse ruling; information regarding the health care advance directives pursuant to Chapter 765, F.S., 42 CFR 422.128; and information that beneficiaries may obtain from the plan information regarding quality performance indicators, including aggregate beneficiary satisfaction data.

18. Attachment I, Section 30.8, Enrollment Reinstatements, first paragraph, is amended to read:

         Pre-enrollment applications and new member materials are not required for a former member who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 60 days and is automatically reinstated as a plan member. In addition, unless requested by the beneficiary, pre-enrollment and new member materials are not required for a former member subject to open enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 6 months of his/her managed care enrollment, and is reinstated as a plan member by the agency's enrollment and disenrollment services contractor. The plan is responsible for assigning all reinstated beneficiaries to the primary care physician who was treating them prior to loss of eligibility, unless the beneficiary specifically requests another primary care physician, the primary care physician no longer participates in the plan or is at capacity, or the member has changed geographic areas. A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the member's administrative file. Beneficiaries who were previously enrolled in a managed care plan and lose eligibility and regain eligibility after 60 days will be treated as new eligibles.

19. Attachment I, Section 30.12.1, Voluntary Disenrollments, is amended to include subsections f. and g. as follows:

         f.       A beneficiary may request disenrollment as follows:

                  1.       For good cause, at any time.

                  2.       Without cause, at the following times:

                           (a)      During the 90 days following the
                                    beneficiary's initial enrollment or the date the Agency sends the beneficiary notice of the enrollment, whichever is later.

                           (b)      At least every 12 months thereafter.

                           (c)      Upon enrollment reinstatement according to
                                    Section 30.8, Enrollment Reinstatements, of this contract, if the temporary loss of Medicaid eligibility has caused the beneficiary to miss the annual disenrollment opportunity.

                           (d) When the Agency grants the beneficiary the right to terminate enrollment without cause as an intermediate sanction specified in 42 CFR 438.702(a)(3).

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 5 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         g. If a disenrollment request is not reviewed by the Agency within the time frames specified in this section, the disenrollment is considered approved.

20.      Attachment I, Section 30.12.2, Involuntary Disenrollments, subsection
         g. is amended to read:

         g. The following are unacceptable reasons for the plan, on its own initiative, to request disenrollment of a member: pre-existing medical condition, changes in health status, volume of utilization, and periodically missed appointments.

21. Attachment I is amended to include a new Section 40.14, Certification of Reported Data. Subsequent sections are renumbered.

         40.14 CERTIFICATION OF REPORTED DATA

         Data reported as provided in Section 60.0, Reporting Requirements, and data specified in 42 CFR 438.604, must be certified by one of the following: the plan's chief executive officer, the chief financial officer, or an individual who has delegated authority to sign for and who reports directly to the plan's chief executive officer or chief financial officer.

         Based on best knowledge, information, and belief, the certification must attest to the accuracy, completeness, and truthfulness of the data and of the documents specified by the Agency. The plan must submit the certification concurrently with the certified data.

22. Attachment I, Section 60.2, HMO Reporting Requirements, first paragraph is amended to read:

         The plan is responsible for complying with all the reporting requirements established by the Agency. All reports identified in Table 1 of Section 60.0 that are subject to the federal HIPAA regulations must be in compliance as of October 16, 2003. The plan is responsible for assuming the accuracy and completeness of the reports as well as the timely submission of each report. Before October 1 of each contract year, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the CHCUP screening rate report in Table 1 has been fairly and accurately presented. In addition, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the quality indicator data reported for the previous calendar year have been fairly and accurately presented before October 1. If a reporting due date falls on a weekend, the report will be due to the Agency on the following Monday. The Agency will furnish the plan with the appropriate reporting formats, instructions, submission timetables and technical assistance as required. When Agency payments to a plan are based on data submitted by the plan, the Agency requires certification of the data as provided in 42 CFR 438.606.

         The data that must be certified include but are not limited to enrollment information, encounter data, and other information required by the Agency and contained in contracts, proposals, and related documents. Certification is required, as provided in Section 42 CFR 438.606, for all documents specified by the Agency.

23. Attachment I, Section 60.2, HMO Reporting Requirements, third paragraph is deleted and replaced by the following:

         Beginning July 1, 2003, the reporting of pharmacy data (as defined in Section 60.2.8) will be discontinued for the remainder of the contract term. As of October 16, 2003, inpatient data can no longer be transmitted directly to the Bureau of Managed Health Care, as defined in Section 60.2.7. Instead, these data records must be submitted to the fiscal agent's State Healthcare Clearinghouse. The inpatient data records must conform to the HIPAA X12N837I (inpatient) encounter transaction requirements. The Agency is currently preparing model HIPAA encounter transactions for inpatient data. These model examples along with Medicaid compliance guidelines will be made available to the plans.

         The Agency will establish a Medicaid comprehensive managed care encounter information system in fiscal year 2004/05. Fiscal year 2003/04 will be used for needs assessment, design/testing, and other related tasks towards the creation of this information system. This effort will be performed in collaboration with the Agency, the plans, and other relevant parties. The plan must be able to submit all data, meet all the requirements, and be certified by the Agency by June 30, 2004, in order to be considered as 2004-2006 contractor.

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 6 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

24.      Attachment I, Section 60.2.7, Inpatient Discharge Report
         (H***YYQ*.dbf), second paragraph, is amended to read:

         Until October 15, 2003, a DBF file with the following record layout will be submitted to the Agency for Health Care Administration via Internet e-mail to MMCDATA@FDHC.STATE.FL.US or on a high density 3.5" diskette (IBM compatible, 1.44 Mb) quarterly within 30 calendar days following the end of the reported quarter. Beginning October 16, 2003, these data records must be submitted to the fiscal agent's State Healthcare Clearinghouse. Additionally, the plan must submit to the fiscal agent monthly the number of inpatient days used by an enrollee and paid by the plan as described in Section 60.2.1, Enrollment, Disenrollment, and Cancellation Report for Payment.

25. Attachment I, Section 70.18, Subcontracts, first paragraph is amended to read:

         The plan is responsible for all work performed under this contract, but may, with the written approval of the Agency, enter into subcontracts for the performance of work required under this contract. All subcontracts must comply with 42 CFR 438.230. All subcontracts and amendments executed by the plan must meet the following requirements and all model provider subcontracts must be approved, in writing, by the Agency in advance of implementation. All subcontractors must be eligible for participation in the Medicaid program; however, the subcontractor is not required to participate in the Medicaid program as a provider. The Agency encourages use of minority business enterprise subcontractors. Subcontracts are required with all major providers of services including all primary care sites.

26. Attachment I, Section 70.18, Subcontracts, subsection a. 5. is amended to read:

         5. Physician incentive plans must comply with 42 CFR 417.479, 42 CFR 438.6(h), 42 CFR 422.208 and 42 CFR 422.210. Plans shall make no specific payment directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual enrollee. Incentive plans must not contain provisions which provide incentives, monetary or otherwise, for the withholding of medically necessary care.

27. Attachment I, Section 70.18, Subcontracts, is amended to include new subsection d.13. as follows:

         13. Provide for revoking delegation or imposing other sanctions if the subcontractor's performance is inadequate.

28. Attachment I, Section 80.1, Payment to Plan by Agency, subsection a. is amended to read:

         a. Until December 31, 2003, the plan may submit one fee-for-service claim for each member who receives an adult health screening or a Child Health Check-Up from a Medicaid enrolled provider within three (3) months of the member's enrollment.

29. Attachment I, Section 80.1, Payment to Plan by Agency, subsection c. is amended to read:

         c. The capitation rates to be paid are developed using historical rates paid by Medicaid fee-for-service for similar services in the same geographic area, adjusted for inflation, where applicable and in accordance with 42 CFR 438.6(c).

30. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Tables 1, 2, and 3 are amended as shown below:

                  Table 1                    Enrollment Levels

----------------------------------------------------------------
COUNTY                                  MAXIMUM ENROLLMENT LEVEL
----------------------------------------------------------------
BROWARD                                          14,000
----------------------------------------------------------------
DADE                                             25,000
----------------------------------------------------------------
HILLSBOROUGH                                     40,000
----------------------------------------------------------------
LEE                                              18,000
----------------------------------------------------------------
MANATEE                                           2,500
----------------------------------------------------------------
ORANGE                                           30,000
----------------------------------------------------------------
OSCEOLA                                           8,500
----------------------------------------------------------------

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 7 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

----------------------------------------------------------------
PALM BEACH                                       12,000
----------------------------------------------------------------
PASCO                                            15,000
----------------------------------------------------------------
PINELLAS                                         25,000
----------------------------------------------------------------
POLK                                             30,000
----------------------------------------------------------------
SARASOTA                                          8,000
----------------------------------------------------------------
SEMINOLE                                          8,000
----------------------------------------------------------------

Table 2

Area Wide Age-Banded Capitation Rates for all Agency areas of the State other than Agency areas 1 and 6.

Area 05
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        284.82     69.97     44.29      50.06        108.08        124.17        191.63      291.66    291.66
SSI/No Medicare     1625.98    299.92    159.96     167.94        167.94        507.79        507.79      521.21    521.21
SSI/Part B           214.75    214.75    214.75     214.75        214.75        214.75        214.75      214.75    214.75
SSI/Part A & B       272.08    272.08    272.08     272.08        272.08        272.08        272.08      272.08    192.15

Area 07
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        279.09     68.63     43.55      49.34        106.06        122.13        188.27      286.92    286.92
SSI/No Medicare     1583.14    292.43    157.12     164.73        164.73        497.77        497.77      510.22    510.22
SSI/Part B           264.13    264.13    264.13     264.13        264.13        264.13        264.13      264.13    264.13
SSI/Part A & B       256.66    256.66    256.66     256.66        256.66        256.66        256.66      256.66    181.25

Area 08
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        260.49     64.06     40.70      46.02         99.10        114.14        175.80      267.92    267.92
SSI/No Medicare     1609.24    297.43    159.65     167.50        167.50        505.94        505.94      519.02    519.02
SSI/Part B           250.18    250.18    250.18     250.18        250.18        250.18        250.18      250.18    250.18
SSI/Part A & B       250.37    250.37    250.37     250.37        250.37        250.37        250.37      250.37    176.99

Area 09
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        278.38     68.45     43.40      49.11        105.75        121.61        187.61      285.60    285.60
SSI/No Medicare     1794.62    331.89    178.53     187.44        187.44        565.53        565.53      580.02    580.02
SSI/Part B           249.82    249.82    249.82     249.82        249.82        249.82        249.82      249.82    249.82
SSI/Part A & B       286.54    286.54    286.54     286.54        286.54        286.54        286.54      286.54    202.32

Area 10
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        292.18     71.92     45.80      51.82        111.20        128.26        197.51      301.16    301.16
SSI/No Medicare     2164.51    399.92    214.82     225.57        225.57        680.72        680.72      697.90    697.90
SSI/Part B           265.58    265.58    265.58     265.58        265.58        265.58        265.58      265.58    265.58
SSI/Part A & B       315.61    315.61    315.61     315.61        315.61        315.61        315.61      315.61    223.03

Area 11
                    <1 year       1-5      6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64       65+
TANF/FC/SOBRA        347.27     85.05     53.71      60.63        131.25        150.48        232.46      353.22    353.22
SSI/No Medicare     2341.86    432.37    231.38     242.79        242.79        734.39        734.39      753.11    753.11
SSI/Part B           419.88    419.88    419.88     419.88        419.88        419.88        419.88      419.88    419.88
SSI/Part A & B       354.14    354.14    354.14     354.14        354.14        354.14        354.14      354.14    250.17

Table 3

Areas 1 and 6 Age Banded Capitation Rates, Including Community Mental Health and Mental Health Targeted case Management.

Area 06

                    <1 year     1-5       6-13    14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64     65+
TANF/FC/SOBRA        280.20     71.58     60.20      66.25        123.28        125.59        192.18      291.84    291.84
SSI/No Medicare     1487.89    291.26    242.50     195.74        195.74        524.32        524.32      508.73    508.73
SSI/Part B           240.14    240.14    240.14     240.14        240.14        240.14        240.14      240.14    240.14
SSI/Part A & B       259.32    259.32    259.32     259.32        259.32        259.32        259.32      259.32    184.52

31. Attachment I, Section 100.0, Glossary, is amended to include additional definitions as follows:

         ACTION - 42 CFR 438.400 - 1. The denial or limited authorization of a requested service, including the type or level of service. 2. The reduction, suspension, or termination of a previously authorized service. 3. The denial, in whole or in part, of payment for a service.
         4. The failure to provide services in a timely manner, as defined by the state. 5. The failure of the plan to act within the timeframes provided in Sec. 438.408(b). 6. For a resident of a rural area with only one managed care entity, the denial of a Medicaid enrollee's request to exercise his or her right, under Sec. 438.52(b)(2)(ii), to obtain services outside the network.

         APPEAL - 42 CFR 438.400 - A request for review of action.

         INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS - November 6, 2000 Report to Congress - Individuals with special health care needs are adults and children who daily face physical, mental, or environmental challenges that place at risk their health and ability to fully function in society. They include, for example, individuals with mental

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 8 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         retardation or related conditions; individuals with serious chronic illnesses such as Human Immunodeficiency Virus (HIV), schizophrenia, or degenerative neurological disorders; individuals with disabilities resulting from many years of chronic illness such as arthritis, individuals with disabilities from many years of chronic illness such as arthritis, emphysema or diabetes; and children and adults with certain environmental risk factors such as homelessness or family problems that lead to the need for placement in foster care.

32. This amendment shall begin on July 1, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 9 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.                       STATE OF FLORIDA, AGENCY FOR
                                               HEALTH CARE ADMINISTRATION

SIGNED BY: /s/ Imtiaz H. Sattaur               SIGNED BY: ______________________
           ------------------------

NAME: Imtiaz H. Sattaur                        NAME: Rhonda Medows, M.D., FAAFP

TITLE: President and CEO                       TITLE: Secretary

DATE: July 1, 2003                             DATE: ___________________________

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

             AHCA CONTRACT NO. FA309, AMENDMENT NO. 005, PAGE 9 OF 9

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                  MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA309
                                AMENDMENT NO. 006

         THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and AMERIGROUP Florida, Inc., hereinafter referred to as the "Provider," is hereby amended as follows:

1. Attachment I, Section 10.1, General, third paragraph is amended to read:

         The plan shall comply with all Agency handbooks noticed in or incorporated by reference in rules relating to the provision of services set forth in Sections 10.4, Covered Services, and 10.5, Optional Services, except where the provisions of the contract alter the requirements set forth in the handbooks. In addition, the plan shall comply with the limitations and exclusions in the Agency handbooks unless otherwise specified by this contract. In no instance may the limitations or exclusions imposed by the plan be more stringent than those specified in the handbooks. Pursuant to 42 CFR 438.210(a), the plan must furnish services up to the limits specified by the Medicaid program. The plan may exceed these limits. However, service limitations shall not be more restrictive than the Florida fee-for-service program, pursuant to 42 CFR 438.210(a).

2. Attachment I, Section 10.10, Incentive Programs, first paragraph is amended to read:

         The plan may offer incentives for members to receive preventive care services. The plan shall receive written approval from the Agency prior to the use of any special incentive items for members. Any incentive program offered must be provided to all eligible individuals and will not be used to direct individuals to select providers. Additionally, any limitations and requirements below apply to all incentive programs.

3. Attachment I, Section 20.1, Availability/Accessibility of Services, first paragraph, is amended to include the following:

         The plan must allow each enrollee to choose his or her health care professional, as defined in Section 100.0, Glossary, to the extent possible and appropriate.

         Each plan shall provide the Agency with documentation of compliance with access requirements no less frequently than the following:

         a.       At the time it enters into a contract with the Agency.

         b. At any time there has been a significant change in the plan's operations that would affect adequate capacity and services, including but not limited to:

                  1. Changes in plan services, benefits, geographic service area, or payments.

                  2.       Enrollment of a new population in the plan.

4. Attachment I, Section 20.3, Administration and Management, first paragraph is amended to read:

         The plan's governing body shall set policy and has overall responsibility for the organization. The plan shall be responsible for the administration and management of all aspects of this contract. Pursuant to 42 CFR 438.210(b)(2), the plan is responsible for ensuring consistent application of review criteria for authorization decisions and consulting with the requesting provider when appropriate. Any delegation of activities does not relieve the plan of this responsibility. This includes all subcontracts, employees, agents and anyone acting for or on behalf of the plan. The plan must have written policies and procedures for selection and retention of providers. These policies and procedures must not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatments.

5. Attachment I, Section 20.3, Administration and Management, is amended to include new paragraph f.

         f. Pursuant to 42 CFR 438.236(b), the plan shall adopt practice guidelines that meet the following requirements:

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 1 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                           Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field;

                           Consider the needs of the enrollees.

                           Are adopted in consultation with contracting health care professionals.

                           Are reviewed and updated periodically as appropriate.

                  The plan shall disseminate the guidelines to all affected providers and, upon request, to enrollees and potential enrollees. The decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply shall be consistent with the guidelines.

6. Attachment I, 20.4.1, Fraud Prevention Policies and Procedures, last paragraph is amended to read:

         The policies and procedures for fraud prevention shall provide for use of the List of Excluded Individuals and Entities (LEIE), or its equivalent, to identify excluded parties during the process of enrolling providers to ensure the plan providers are not in a non-payment status or excluded from participation in federal health care programs under section 1128 or section 1128A of the Social Security Act. The plan must not employ or contract with excluded providers and must terminate providers if they become excluded.

7. Attachment I, 20.8, Case Management/Continuity of Care, is amended to include:

         Pursuant to 42 CFR 438.208(b), the plan must implement procedures to deliver primary care to and coordinate health care service for all enrollees that:

         a. Ensure that each enrollee has an ongoing source of primary care appropriate to his/her needs and a person or entity formally designated as primarily responsible for coordinating the health care services furnished to the enrollee.

         b. Coordinate the services the plan furnishes to the enrollee with the services the enrollee receives from any other managed care entity during the same period of enrollment.

         c. Share with other managed care organizations serving the enrollee with special health care needs the results of its identification and assessment of the enrollee's needs to prevent duplication of those activities.

         d. Ensure that in the process of coordinating care, each enrollee's privacy is protected in accordance with the privacy requirements in 45 CFR Part 160 and 164 Subparts A and E, to the extent that they are applicable.

8. Attachment I, Section 20.8.13, Individuals with Special Health Care Needs, all but the first paragraph is moved to Section 20.8, Case Management/Continuity of Care, as indicated above. Also, the first paragraph is amended as follows and the two paragraphs below it are added:

         The plan shall implement mechanisms for identifying, assessing and ensuring the existence of a treatment plan for individuals with special health care needs, as specified in Section 20.12, Quality Improvement. Mechanisms shall include evaluation of health risk assessments, claims data, and, if available, CPT/ICD-9 codes. Additionally, the plan shall implement a process for receiving and considering provider and enrollee input.

         Pursuant to 42 CFR 438.208(c)(4), for enrollees with special health care needs determined through an assessment by appropriate health care professionals (consistent with 42 CFR 438.208(c)(2)) to need a course of treatment or regular care monitoring, each plan must have a mechanism in place to allow enrollees to directly access a specialist (for example, through a standing referral or an approved number of visits) as appropriate for the enrollee's condition and identified needs.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 2 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

9. Attachment I, Section 20.10, Emergency Care Requirements, subsection f. is amended to read:

         f. In accordance with 42 CFR 438.114, the plan must also cover post-stabilization services without authorization, regardless of whether the enrollee obtains the service within or outside the plan's network, for the following situations:

                           1. Post-stabilization care services that were pre-approved by the plan; or were not pre-approved by the plan because the plan did not respond to the treating provider's request for pre-approval within one hour after being requested to approve such care, or could not be contacted for pre-approval.

                           2. Post stabilization services are services subsequent to an emergency that a treating physician views as medically necessary after an emergency medical condition has been stabilized. These are not emergency services, but are non-emergency services that the plan could choose not to cover out-of-plan except in the circumstances described above.

10. Attachment I, Section 20.11, Grievance System Requirements, is deleted and replaced by the following:

         20.11    GRIEVANCE SYSTEM REQUIREMENTS

         The plan must have a grievance system in place for enrollees that includes a grievance process, an appeal process, and access to the Medicaid fair hearing system. The plan must develop, implement and maintain a grievance system that complies with the requirements in s. 641.511, F.S., and with federal laws and regulations, including 42 CFR
         431.200 and 438, Subpart F, "Grievance System." The system must include written policies and procedures that are approved by the Agency. The plan shall refer all enrollees and providers who are dissatisfied with the plan or its action to the grievance/appeal coordinator for processing and documentation in accordance with this contract and the approved policies and procedures. The nature of the complaint, using the definitions in this contract, determines which of the two processes the plan must follow. The grievance process is the procedure for addressing enrollee grievances, which are expressions of dissatisfaction about any matter other than an action, as "action" is defined in 100.0, Glossary. The appeal process is the procedure for addressing enrollee appeals, which are requests for review of an action, as "action" is defined in 100.0, Glossary.

         The plan must give enrollees reasonable assistance in completing forms and other procedural steps, including but not limited to providing interpreter services and toll-free numbers with TTY/TDD and interpreter capability. The plan must acknowledge receipt of each grievance and appeal in writing. The plan must ensure that decision makers on grievances and appeals were not involved in previous levels of review or decision-making and are health care professionals with clinical expertise hi treating the enrollee's condition or disease when deciding any of the following:

                  a. An appeal of a denial based on lack of medical necessity.

                  b. A grievance regarding denial of expedited resolution of an appeal.

                  c.       A grievance or appeal involving clinical issues.

         The plan must provide information on grievance, appeal, and fair hearing, and their respective policies, procedures, and time frames, to all providers and subcontractors at the time they enter into a contract. Procedural steps must be clearly specified in the member handbook for members and the provider manual for providers, including the address, telephone number, and office hours of the grievance coordinator. The information must include:

                  a. Enrollee rights to Medicaid fair hearing, the method for obtaining a hearing, the rules that govern representation at the hearing, and the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

                  b. Enrollee rights to file grievances and appeals and requirements and time frames for filing.

                  c.       The availability of assistance in the filing process.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 3 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                  d. The toll-free numbers to file oral grievances and appeals.

                  e. Enrollee rights to request continuation of benefits during an appeal or Medicaid fair hearing process and, if the plan's action is upheld in a hearing, the fact that the enrollee may be liable for the cost of any continued benefits.

                  f. Enrollee rights to appeal to the Agency and the Statewide Provider and Subscriber Assistance Panel (Panel) after exhausting the plan's appeal or grievance process in accordance with s. 408.7056 and 641.511, F.S., with the following exception: a grievance taken to Medicaid fair hearing will not be considered by the Panel. The information must explain that a request for Panel review must be made by the enrollee within one year of receipt of the final decision letter from the plan, must explain how to initiate such a review, must include the Panel's address and telephone number as follows: Agency for Health Care Administration, Bureau of Managed Health Care, Building 1, Room 339, 2727 Mahan Drive, Tallahassee, Florida 32308, (850) 921-5458.

                  g. Notice that the plan must continue enrollee benefits if:

                           1. The appeal is filed timely, meaning on or before the later of the following:

                                    (a)      Within 10 days of the date on the
                                             notice of action (Add 5 days if the
                                             notice is sent via U.S. mail).

                                    (b)      The intended effective date of the
                                             plan's proposed action.

                           2. The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment;

                           3. The services were ordered by an authorized provider;

                           4.       The authorization period has not expired;
                                    and

                           5.       The enrollee requests extension of benefits.

         The plan must maintain records of grievances and appeals in accordance with the terms of this contract.

         20.11.1  APPEAL PROCESS

         An appeal is a request for review of an "action" as defined in 100.0, Glossary. An enrollee may file an appeal, and a provider, acting on behalf of the enrollee and with the enrollee's written consent, may file an appeal. The appeal procedure must be the same for all enrollees.

         a.       Filing Requirements

                  The enrollee or provider may file an appeal within 30 days of the date of the notice of action. If the plan does not issue a written notice of action, the enrollee or provider may file an appeal within one year of the action.

                  The enrollee or provider may file an appeal either orally or in writing and must follow an oral filing with a written, signed appeal. For oral filings, time frames for resolution begin on the date the plan receives the oral filing.

         b.       General Plan Duties

                  The plan must:

                           1. Ensure that oral inquiries seeking to appeal an action are treated as appeals and confirm those inquiries in writing, unless the enrollee or the provider requests expedited resolution.

                           2. Provide a reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 4 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                  3. Allow the enrollee and representative opportunity, before and during the appeals process, to examine the enrollee's case file, including medical records, and any other documents and records.

                  4. Consider the enrollee, representative, or estate representative of a deceased enrollee as parties to the appeal.

                  5. Resolve each appeal, and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 45 days from the day the plan receives the appeal.

                  6.       Continue the enrollee's benefits if:

                           (a)      The appeal is filed timely, meaning
                                    on or before the later of the
                                    following:

                                    Within 10 days of the date on the
                                    notice of action (Add 5 days if the
                                    notice is sent via U.S. mail).

                                    The intended effective date of the
                                    plan's proposed action.

                           (b)      The appeal involves the
                                    termination, suspension, or
                                    reduction of a previously
                                    authorized course of treatment;

                           (c)      The services were ordered by an
                                    authorized provider;

                           (d)      The authorization period has not
                                    expired; and

                           (e)      The enrollee requests extension of
                                    benefits.

                  7. Provide written notice of disposition that includes the results and date of appeal resolution, and for decisions not wholly in the enrollee's favor, that includes:

                           (a)      Notice of the right to request a
                                    Medicaid fair hearing.

                           (b)      Information about how to request a
                                    Medicaid fair hearing, including
                                    the DCF address for pursuing a fair
                                    hearing, which is Office of Public
                                    Assistance Appeals Hearings, 1317
                                    Winewood Boulevard, Building 1,
                                    Room 309, Tallahassee, Florida
                                    32399-0700.

                           (c)      Notice of the right to continue to
                                    receive benefits pending a hearing.

                           (d)      Information about how to request
                                    the continuation of benefits.

                           (e)      Notice that if the plan's action is
                                    upheld in a hearing, the enrollee
                                    may be liable for the cost of any
                                    continued benefits.

                           (f)      Notice that if the appeal is not
                                    resolved to the satisfaction of the
                                    enrollee, the enrollee has one year
                                    in which to request review of the
                                    plan's decision concerning the
                                    appeal by the Statewide Provider
                                    and Subscriber Assistance Program,
                                    as provided in section 408.7056,
                                    F.S. The notice must explain how to
                                    initiate such a review and must
                                    include the addresses and toll-free
                                    telephone numbers of the Agency and
                                    the Statewide Provider and
                                    Subscriber Assistance Program.

                  8.       Provide the Agency with a copy of the
                           written notice of disposition upon request.

                  9. Ensure that punitive action is not taken against a provider who files an appeal on an enrollee's behalf or supports an enrollee's appeal.

         The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 5 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                  If the plan continues or reinstates enrollee benefits while the appeal is pending, the benefits must be continued until one of following occurs:

                           1.       The enrollee withdraws the appeal.

                           2. 10 days pass from the date of the plan's adverse plan decision and the enrollee has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

                           3. A Medicaid fair hearing decision adverse to the enrollee is made.

                           4. The authorization expires or authorized service limits are met.

                  If the final resolution of the appeal is adverse to the enrollee, the plan may recover the cost of the services furnished while the appeal was pending, to the extent that they were furnished solely because of the requirements of this section.

                  The plan must authorize or provide the disputed services promptly, and as expeditiously as the enrollee's health condition requires, if the services were not furnished while the appeal was pending and the disposition reverses a decision to deny, limit, or delay services.

                  The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the appeal was pending and the disposition reverses a decision to deny, limit, or delay services.

         c.       Expedited Process

                  Each plan must establish and maintain an expedited review process for appeals when the plan determines (if requested by the enrollee) or the provider indicates (in making the request on the enrollee's behalf or supporting the enrollee's request) that taking the time for a standard resolution could seriously jeopardize the enrollee's life or health or ability to attain, maintain, or regain maximum function.

                  The enrollee or provider may file an expedited appeal either orally or writing. No additional enrollee follow-up is required.

                  The plan must:

                           1. Inform the enrollee of the limited time available for the enrollee to present evidence and allegations of fact or law, in person and in writing.

                           2. Resolve each expedited appeal and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 72 hours after the plan receives the appeal.

                           3.       Provide written notice of disposition.

                           4. Make reasonable efforts to also provide oral notice of disposition.

                           5. Ensure that punitive action is not taken against a provider who requests an expedited resolution on the enrollee's behalf or supports an enrollee's request for expedited resolution.

                  The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

                  If the plan denies a request for expedited resolution of an appeal, the plan must:

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 6 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                           1. Transfer the appeal to the standard time frame of no longer than 45 days from the day the plan receives the appeal with a possible 14-day extension.

                           2. Make reasonable efforts to provide prompt oral notice of the denial

                           3. Provide written notice of the denial within two calendar days.

                           4.       Fulfill all general plan duties listed
                                    above.

         20.11.2  GRIEVANCE PROCESS

         A grievance is an expression of dissatisfaction about any matter other than an action, as "action" is defined in 100.0, Glossary. An enrollee may file a grievance, and a provider, acting on behalf of the enrollee and with the enrollee's written consent, may file a grievance.

         a.       Filing Requirements

                  The enrollee or provider may file a grievance within one year after the date of occurrence that initiated the grievance.

                  The enrollee or provider may file a grievance either orally or in writing. An oral request may be followed up with a written request, but the time frame for resolution begins the date the plan receives the oral filing.

         b.       General Plan Duties

                  The plan must:

                           1. Resolve each grievance, and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 90 days from the day the plan receives the grievance.

                           2. Provide written notice of disposition that includes the results and date of grievance resolution, and for decisions not wholly in the enrollee's favor, that includes:

                                    (a)      Notice of the right to request a
                                             Medicaid fair hearing.

                                    (b)      Information about how to request a
                                             Medicaid fair hearing, including
                                             the DCF address for pursuing a fair
                                             hearing, which is Office of Public
                                             Assistance Appeals Hearings, 1317
                                             Winewood Boulevard, Building 1,
                                             Room 309, Tallahassee, Florida
                                             32399-0700.

                                    (c)      Notice of the right to continue to
                                             receive benefits pending a hearing.

                                    (d)      Information about how to request
                                             the continuation of benefits.

                                    (e)      Notice that if the plan's action is
                                             upheld in a hearing, the enrollee
                                             may be liable for the cost of any
                                             continued benefits.

                           3. Provide the Agency with a copy of the written notice of disposition upon request.

                           4. Ensure that punitive action is not taken against a provider who files a grievance on an enrollee's behalf or supports an enrollee's grievance.

                  The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 7 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         20.11.3  MEDICAID FAIR HEARING SYSTEM

         The Medicaid fair hearing policy and process is detailed in Rule 65-2.042, F.A.C. The plan's grievance system policy and appeal and grievance processes shall state that the enrollee has the right to request a Medicaid fair hearing in addition to pursuing the plan's grievance process. A provider acting on behalf of the enrollee and with the enrollee's written consent may request a Medicaid fair hearing. Parties to the Medicaid fair hearing include the plan, as well as the enrollee and his or her representative or the representative of a deceased enrollee's estate.

         a.       Request Requirements

                  The enrollee or provider may request a Medicaid fair hearing within 90 days of the date of the notice of action.

                  The enrollee or provider may request a Medicaid fair hearing by contacting DCF at the Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

         b.       General Plan Duties

                  The plan must:

                           1. Continue the enrollee's benefits while Medicaid fair hearing is pending if:

                                    (a)      The Medicaid fair hearing is filed
                                             timely, meaning on or before the
                                             later of the following:

                                             Within 10 days of the date on the
                                             notice of action (Add 5 days if the
                                             notice is sent via U.S. mail).

                                             The intended effective date of the
                                             plan's proposed action.

                                    (b)      The Medicaid fair hearing involves
                                             the termination, suspension, or
                                             reduction of a previously
                                             authorized course of treatment;

                                    (c)      The services were ordered by an
                                             authorized provider;

                                    (d)      The authorization period has not
                                             expired; and

                                    (e)      The enrollee requests extension of
                                             benefits.

                           2. Ensure that punitive action is not taken against a provider who requests a Medicaid fair hearing on the enrollee's behalf or supports an enrollee's request for a Medicaid fair hearing.

                  If the plan continues or reinstates enrollee benefits while the Medicaid fair hearing is pending, the benefits must be continued until one of following occurs:

                           1. The enrollee withdraws the request for Medicaid fair hearing.

                           2. 10 days pass from the date of the plan's adverse plan decision and the enrollee has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

                           3. A Medicaid fair hearing decision adverse to the enrollee is made.

                           4. The authorization expires or authorized service limits are met.

                  The plan must authorize or provide the disputed services promptly, and as expeditiously as the enrollee's health condition requires, if the services were not furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 8 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                  The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

11. Attachment I, 20.12, Quality Improvement, subsection c. is amended to include:

         8. Monitor the quality and appropriateness of care furnished to enrollees with special health care needs.

12. Attachment I, Section 20.12.1, Utilization Management, subsection f. is amended to read:

         f. The plan's service authorization systems shall provide authorization numbers, effective dates for the authorization, and written confirmation to the provider of denials, as appropriate. Pursuant to 42 CFR 438.210(b)(3), any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, must be made by a health care professional who has appropriate clinical expertise in treating the enrollee's condition or disease. Pursuant to 42 CFR 438.210(c), the plan must notify the requesting provider of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested. The notice to the provider need not be in writing. The plan must notify the enrollee in writing of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested.

                  Pursuant to 42 CFR 438.404(a), 42CFR 438.404(c) and 42 CFR
                  438.210(b) and (c), the plan must give the enrollee written notice of any "action" as defined in Section 100.0, Glossary, within the time frames for each type of action. Pursuant to 42 CFR 438.404(b) and 42 CFR 438.210(c), the notice must explain:

                           1. The action the plan has taken or intends to take.

                           2.       The reasons for the action.

                           3. The enrollee's or the provider's right to file a grievance/appeal.

                           4. The enrollee's right to request a Medicaid Fair Hearing.

                           5. Procedures for exercising enrollee rights to appeal or grieve.

                           6.       Circumstances under which expedited
                                    resolution is available and how to request it.

                           7. Enrollee rights to request that benefits continue pending the resolution of the appeal, how to request that benefits be continued, and the circumstances under which the enrollee may be required to pay the costs of these services.

                  Pursuant to 42 CFR 438.404 (a) and (c), the notice must be in writing and must meet the language and format requirements of 42 CFR. 438.10(c) and (d) to ensure ease of understanding.

                  The plan must mail the notice within the following time frames:

                           1. For termination, suspension, or reduction of previously authorized Medicaid-covered services, within the time frames specified in 42 CFR. 431.211,431.213, and 42 CFR
                                    431.214.

                           2. For denial of payment, at the time of any action affecting the claim.

                           3. For standard service authorization decisions that deny or limit services, within the time frame specified in 42 CFR 438.210(d)(l).

                           4. If the plan extends the time frame in accordance with 42 CFR 438.210(d)(l), it must:

                                    Give the enrollee written notice of the
                                    reason for the decision to extend the time frame and inform the enrollee of the right to file a grievance if he or she disagrees with that decision.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 9 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                          Issue and carry out its determination as expeditiously as the enrollee's health condition requires and no later than the date the extension expires.

                    5. For service authorization decisions not reached within the time frames specified in 42 CFR 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the time frames expire.

                    6.    For expedited service authorization
                          decisions, within the time frames specified in 42 CFR 438.210(d).

13.      Attachment I, Section 20.13, Medical Records Requirements, subsection
         a. 15. is amended to read:

         15. All records must contain documentation that the member was provided written information concerning the member's rights regarding advanced directives (written instructions for living will or power of attorney), and whether or not the member has executed an advance directive. The provider shall not, as a condition of treatment, require the member to execute or waive an advance directive in accordance with Section 765.110, F.S. The plan must comply with the requirements of 42 CFR 422.128 for maintaining written policies and procedures for advance directives.

14. Attachment I, Section 20.17, Independent Medical Review (External Quality Review) is amended to read:

         20.17    INDEPENDENT MEDICAL REVIEW (EXTERNAL QUALITY REVIEW)

         The Agency shall provide for an independent review of Medicaid services provided or arranged by the provider. The plan shall provide information necessary for the review based upon the requirements of the Agency or the Agency's independent peer review contractor. The information shall include quality outcomes concerning timeliness of and access to services covered under the contract. The review shall be performed at least once annually by an entity outside state government. If the medical audit indicates that quality of care is not acceptable pursuant to contractual requirements, the Agency may restrict the plan's enrollment activities pending attainment of acceptable quality of care.

15. Attachment I, Section 30.1, Marketing and Pre-enrollment Materials. The title is changed to "Marketing, Pre-enrollment and Post-enrollment Materials."

16. Attachment I, Section 30.2.1, Prohibited Activities, is amended to include a new subsection j. Subsequent subsections are renamed accordingly. Subsection j. becomes k. and is amended to read:

         j. In accordance with 42 CFR 438.104(b)(2)(i), any assertion or statement (whether written or oral) that the beneficiary must enroll in the plan in order to obtain benefits or in order to not lose benefits.

         k. In accordance with Section 409.912(18), F.S., and 42 CFR 438.104(b)(2)(ii), false or misleading claims that the entity is recommended or endorsed by any federal, state or county government, the Agency, CMS, or any other organization which has not certified its endorsement in writing to the plan.

17. Attachment I, Section 30.5, Pre-enrollment Activities, ninth paragraph is amended to read:

         The plan must provide a reasonable written explanation of the plan to the beneficiary prior to accepting the pre-enrollment application. The information must comply with CFR 438.10, to ensure that, before enrolling, the beneficiary receives, from the plan or the enrollment and disenrollment services contractor, accurate oral and written information he or she needs to make an informed decision on whether to enroll.

18. Attachment I, Section 30.6, Enrollment, is amended to include additional paragraphs to read:

         Pursuant to 1932(a)(4)(A) and (B) of the Social Security Act, the enrollment and disenrollment services contractor shall permit an individual eligible for medical assistance under the State plan who is enrolled with the plan to terminate (or change) such enrollment for good cause at any time (consistent with section 1903(m)(2)(A)(vi)), and without cause during the 90-day period beginning on the date the individual first receives notice of such enrollment, and at least every 12 months thereafter. The plan shall provide for notice to each enrollee of opportunity to terminate (or change) enrollment under such conditions. Such notice shall be provided at least 60 days before each annual enrollment opportunity.

           AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 10 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         The plan accepts individuals eligible for enrollment in the order in which they apply without restriction (unless authorized by the CMS Regional Administrator), up to the limits set under the contract. The plan will not discriminate against individuals eligible to enroll on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on any basis including but not limited to race, color, or national origin.

         Enrollment is voluntary, except in the case of mandatory enrollment programs that comply with 42 CFR 438.50(a).

19.      Attachment I, Section 30.7, Member Notification, subsection b. 2. and
         3. are deleted and replaced as follows, subsequent numbers are changed accordingly:

         2. Termination of a contracted provider, within 15 days after receipt or issuance of the termination notice, to each enrollee who received his or her primary care from, or was seen on a regular basis, by the terminated provider. The plan must make a good faith effort to give written notice of such termination to the enrollee.

20. Attachment I, Section 30.7, Member Notification, subsection c. is amended to read:

         c. Pursuant to 42 CFR 438.10(g)(3), the plan shall provide information on the plan's physician incentive plans or on the plan's structure and operation to any Medicaid recipient, upon request.

21. Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

         The member services handbook shall include the following information:
         Terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; procedures for enrollment, including member rights and procedures; grievance system components and procedures; member rights and procedures for disenrollment; procedures for filing a "good cause change" request, including the Agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities, including the right obtain family planning services from any participating Medicaid provider without prior authorization for such services; information on emergency transportation and non-emergency transportation, counseling and referral services available under the plan and how to access these; information that interpretation services and alternative communication systems are available, free of charge, for all foreign languages, and how to access these services; information that post-stabilization services are provided without prior authorization; information that services will continue upon appeal of a suspended authorization and that the enrollee may have to pay in case of an adverse ruling; information regarding the health care advance directives pursuant to Chapter 765, F.S., 42 CFR 422.128; and information that enrollees may obtain from the plan information regarding quality performance indicators, including aggregate enrollee satisfaction data. Written information regarding advance directives provided by the plan must reflect changes in state law as soon as possible, but no later than 90 days after the effective date of the change.

         In addition, per 42 CFR 438.10(f)(6), if the following topics are not covered in the handbook, information must be available upon request:

         a. The extent to which, and how, enrollees may obtain benefits, including family planning services, from out-of-network providers.

         b. The extent to which, and how, after-hours and emergency coverage are provided.

         c. The post-stabilization care services rules set forth in 42 CFR 422.113(c).

         d.       Cost sharing, if any.

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 11 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

         e. How and where to access any benefits that are available under the State plan but are not covered under the contract, including any cost sharing, and how transportation is provided. For a counseling or referral service that the plan does not cover because of moral or religious objections, the plan need not furnish information on how and where to obtain the service.

22. Attachment I is amended to include new Section 50.9, Inspection and Audit of Financial Records.

         50.9     INSPECTION AND AUDIT OF FINANCIAL RECORDS

         The state and DHHS may inspect and audit any financial records of the plan or its subcontractors. Pursuant to section 1903(m)(4)(A) of the Social Security Act and State Medicaid Manual 2087.6(A-B), non-federally qualified plans must report to the state, upon request, and to the Secretary and the Inspector General of DHHS, a description of certain transactions with parties of interest as defined in section 1318(b) of the Social Security Act.

23. Attachment I, Section 70.2, Applicable Laws and Regulations, is amended to read:

         70.2     APPLICABLE LAWS AND REGULATIONS

         The plan agrees to comply with all applicable federal and state laws, rules and regulations including but not limited to: Title 42 Code of Federal Regulations (CFR) Chapter IV, Subchapter C; Title 45 CFR, Part 74, General Grants Administration Requirements; Chapters 409 and 641, Florida Statutes; all applicable standards, orders, or regulations issued pursuant to the Clean Air Act of 1970 as amended (42 USC 1857, et seq.); Title VI of the Civil Rights Act of 1964 (42 USC 2000d) in regard to persons served; Title IX of the Education Amendments of 1972 (regarding education programs and activities); 42 CFR 431, Subpart F,
         Section 409.907(3)(d), F.S., and Rule 59G-8.100 (24)(b), F.A.C. in
         regard to the contractor safeguarding information about beneficiaries; Title VII of the Civil Rights Act of 1964 (42 USC 2000e) in regard to employees or applicants for employment; Rule 59G-8.100, F.A.C.; Section 504 of the Rehabilitation Act of 1973, as amended, 29 USC. 794, which prohibits discrimination on the basis of handicap in programs and activities receiving or benefiting from federal financial assistance; Chapter 641, parts I and III, F.S., in regard to managed care; the Age Discrimination Act of 1975, as amended, 42 USC. 6101 et. seq., which prohibits discrimination on the basis of age in programs or activities receiving or benefiting from federal financial assistance; the Omnibus Budget Reconciliation Act of 1981, P.L. 97-35, which prohibits discrimination on the basis of sex and religion hi programs and activities receiving or benefiting from federal financial assistance; Medicare - Medicaid Fraud and Abuse Act of 1978; the federal omnibus budget reconciliation acts; Americans with Disabilities Act (42 USC 12101, et seq.); the Newborns' and Mothers' Health Protection Act of 1996; the Balanced Budget Act of 1997, and the Health Insurance Portability and Accountability Act of 1996. The plan is subject to any changes in federal and state law, rules, or regulations.

24. Attachment I, Section 70.17, Sanctions, subsection e. is amended to read:

         e. Termination pursuant to paragraph III.B.(3) of the Agency core contract and Section 70.19, Termination Procedures, if the plan fails to carry out substantive terms of its contract or fails to meet applicable requirements in sections 1932, 1903(m) and 1905(t) of the Social Security Act. After the Agency notifies the plan that it intends to terminate the contract, the Agency may give the plan's enrollees written notice of the state's intent to terminate the contract and allow the enrollees to disenroll immediately without cause.

25. Attachment I, Section 70.17, Sanctions, is amended to include a new subsection f. Former subsection f. becomes subsection g.

         f. The Agency may impose intermediate sanctions in accordance with 42 CFR 438.702, including:

                  1.       Civil monetary penalties in the amounts specified in
                           Section 409.912(20), F.S.

                  2. Appointment of temporary management for the plan. Rules for temporary management pursuant to 42 CFR
                           438.706 are as follows:

                           (a) The State may impose temporary management only if it finds (through onsite survey, enrollee complaints, financial audits, or any other means) that--

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 12 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                                    (1)      There is continued egregious
                                             behavior by the plan, including but
                                             not limited to behavior that is
                                             described in 42 CFR 438.700, or
                                             that is contrary to any
                                             requirements of sections 1903(m)
                                             and 1932 of the Social Security
                                             Act; or

                                    (2)      There is substantial risk to
                                             enrollees, health; or

                                    (3)      The sanction is necessary to ensure
                                             the health of the plan's
                                             enrollees--

                                             (i)      While improvements are
                                                      made to remedy violations
                                                      under 42 CFR 438.700; or

                                             (ii)     Until there is an orderly
                                                      termination or
                                                      reorganization of the
                                                      plan.

                           (b) The State must impose temporary management (regardless of any other sanction that may be imposed) if it finds that an plan has repeatedly failed to meet substantive requirements in section 1903(m) or section 1932 of the Social Security Act or 42 CFR
                                    438.706. The State must also grant enrollees the right to terminate enrollment without cause, as described in 42 CFR 438.702(a)(3), and must notify the affected enrollees of their right to terminate enrollment.

                           (c) The State may not delay imposition of temporary management to provide a hearing before imposing this sanction.

                           (d) The State may not terminate temporary management until it determines that the plan can ensure that the sanctioned behavior will not recur.

                  3. Granting enrollees the right to terminate enrollment without cause and notifying affected enrollees of their right to disenroll.

                  4. Suspension or limitation of all new enrollment, including default enrollment, after the effective date of the sanction.

                  5. Suspension of payment for beneficiaries enrolled after the effective date of the sanction and until CMS or the Agency is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

                  6. Denial of payments provided for under the contract for new enrollees when, and for so long as, payment for those enrollees is denied by CMS in accordance with 42 CFR 438.730.

                  Before imposing any intermediate sanctions, the state must give the plan timely notice according to 42 CFR 438.710.

26. Attachment I, Section 70.18, Subcontracts, second paragraph of the introduction is amended to read:

         The plan shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of the provider's license, or certification under applicable state law, solely on the basis of such license, or certification, in accordance with Section 4704 of the Balanced Budget Act of 1997. This paragraph shall not be construed to prohibit a plan from including providers only to the extent necessary to meet the needs of the plan's enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization. If the plan declines to include individual providers or groups of providers in its network, it must give the affected providers written notice of the reason for its decision.

         In all contracts with health care professionals, the plan must comply with the requirements specified in 42 CFR 438.214 which includes but is not limited to selection and retention of providers, credentialing and recredentialing requirements, and nondiscrimination.

27. Attachment I, Section 70.18, Subcontracts, subsection a. 1. is amended to read:

         1. The plan agrees to make payment to all subcontractors pursuant to Section 641.3155, F.S., 42 CFR 447.46,42 CFR 447.45(d)(2),
                  42 CFR 447.45 (d)(3), 42 CFR 447.45 (d)(5) and 42 CFR 447.45
                  (d)(6) If third party

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 13 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

                  liability exists, payment of claims shall be determined in accordance with Section 70.20, Third Party Resources.

28. Attachment I, Section 70.18, Subcontracts, subsection c.3. is amended to read:

         3. Provide for timely access to physician appointments to comply with the following availability schedule: urgent care - within one day; routine sick care - within one week; well care - within one month. Require that the network providers offer hours of operation that are no less than the hours of operation offered to commercial beneficiaries or comparable to Medicaid fee-for-service if the provider serves only Medicaid beneficiaries.

29. Attachment I, Section 70.18, Subcontracts, subsection d. 1. is amended to read:

         1. Require safeguarding of information about enrollees according to 42 CFR, 438.224.

30. Attachment I, Section 80.1, Payment to plan by Agency, subsection a. is amended to read:

                  a. Until December 31, 2003, as an incentive to increase the Child Health Check-Up and adult health screenings rates, if the statewide HMO Child Health Check-Up screening ratio for FY 2001-2002 increases by a minimum often percent over FY 2000-2001, the plan may submit one fee-for-service claim for each enrollee who receives an adult health screening or a Child Health Check-Up from a Medicaid enrolled provider within three (3) months of the member's enrollment.

31. Attachment I, Section 80.5, Member Payment Liability Protection, subsection c. is amended to read:

         c. For payments to the health care provider, including referral providers, that furnished covered services under a contract, or other arrangement with the plan, that are in excess of the amount that normally would be paid by the member if the service had been received directly from the plan.

32. Attachment I, Section 100.0, Glossary, definition of Enrollee is amended to read:

         ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid recipient who is currently enrolled in an HMO as defined in 42 CFR 438.10(a). See "Member."

33. Attachment I, Section 100.00 Glossary, definition of Good Cause is amended to read:

         GOOD CAUSE - special reasons that allow beneficiaries to change their managed care option outside their open enrollment period such as:

                           The enrollee moves out of the plan's service area.

                           The plan does not, because of moral or religious objections, cover the service the enrollee seeks.

                           The enrollee needs related services (for example a cesarean section and a tubal ligation) to be performed at the same time; not all related services are available within the network; and the enrollee's primary care provider or another provider determines that receiving the services separately would subject the enrollee to unnecessary risk.

                           Other reasons, including but not limited to, poor quality of care, lack of access to services covered under the contract, or lack of access to providers experienced in dealing with the enrollee's health care needs.

                           Note: Federal law uses the term "cause" rather than "good cause." In the context with beneficiary disenrollment, this contract uses the term "good cause."

34. Attachment I, Section 100.0, Glossary, definition of Grievance is deleted and replaced as follows:

         GRIEVANCE - means an expression of dissatisfaction about any matter other than an action, as "action" is defined in this section. The term is also used to refer to the overall system that includes grievances and appeals handled at the plan level and access to the Medicaid fair hearing process. (Possible subjects for grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the enrollee's rights.) (42 CFR 438.2)

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 14 OF 15

AHCA Form 2100-0002 (Rev. MAR03)

AMERIGROUP FLORIDA, INC.                                   MEDICAID HMO CONTRACT

35. Attachment I, Section 100.0, Glossary, definition of Grievance Procedure is deleted and replaced as follows:

         GRIEVANCE PROCEDURE - the procedure for addressing enrollees' grievances. A grievance is an enrollee's expression of dissatisfaction with any aspect of their care other than the appeal of actions (which is an appeal).

36. Attachment I, Section 100.0, Glossary, definition of Health Care Professional is added.

         HEALTH CARE PROFESSIONAL - means a physician or any of the following: a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech-language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), licensed certified social worker, registered respiratory therapist, and certified respiratory therapy technician.

37. Attachment I, Section 100.0, Glossary, definition of Medically Necessary is amended to read:

         MEDICALLY NECESSARY OR MEDICAL NECESSITY - services provided in accordance with 42 CFR Section 438.210(a)(4) and as defined in Section 59G-1.010(166), F.A.C., to include that medical or allied care, good, or services furnished or ordered must:

38. Attachment I, Section 100.0, Glossary, definition of Potential Enrollee is added to read:

         POTENTIAL ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid recipient who is subject to mandatory enrollment or may voluntarily elect to enroll in a given managed care program, but is not yet an enrollee of a specific managed care program.

39. This amendment shall begin on August 13, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

                  All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

                  All provisions not in specific conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

                  This amendment and all its attachments are hereby made a part of the Contract.

                  This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

                  IN WITNESS WHEREOF, the parties hereto have caused this 15-page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.                       STATE OF FLORIDA, AGENCY FOR
                                               HEALTH CARE ADMINISTRATION

SIGNED                                         SIGNED
 BY: /s/ Imtiaz Sattaur                        BY: _____________________________
     --------------------------

 NAME: Imtiaz Sattaur                          NAME: Rhonda Medows, M.D., FAAFP

 TITLE: President & CEO                        TITLE: Secretary

 DATE: 8/13/03                                 DATE:____________________________

            AHCA CONTRACT NO. FA309, AMENDMENT NO. 006, PAGE 15 OF 15

AHCA Form 2100-0002 (Rev. MAR03)